Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201-0488

Declaration Page for Use With Mortgage Guaranty Select Master Policy for Multiple Loan Transactions

Mortgage Guaranty Insurance Corporation (a stock insurance company hereinafter called the "Company") agrees to pay to the Insured identified below, in consideration of the premium or premiums to be paid as specified in this Policy and in reliance on the Insured's Application for coverage under this Policy any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions in this Policy.

Insured's Name and Mailing Address:	Master Policy Number:
U.S. Bank N.A. as Trustee for SAIL Mortgage
Pass-Through Certificates, Series 2005-3	22-590-4-3187
60 Livingston Avenue
Saint Paul, Minnesota 55107	Effective Date of Policy:
March 1, 2005

Security: Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-3

Includes Terms and Conditions #71-70283 (2/05)

Includes Endorsement(s):   none

In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.

MORTGAGE GUARANTY INSURANCE CORPORATION

Authorized Representative

Steven M. Thompson, Vice President

Table of Contents

Mortgage Guaranty Select Master Policy for Multiple Loan Transactions

1

Definitions

1.1

Application

1.2

Appropriate Proceedings

1.3

Borrower

1.4

Borrower's Own Funds

1.5

Borrower's Title

1.6

Certificate

1.7

Certificate Effective Date

1.8

Certificate Number

1.9

Certificate Schedule

1.10

Claim

1.11

Claim Amount

1.12

Collateral

1.13

Conveyance of Title

1.14

Default

1.15

Eligibility Criteria

1.16

Environmental Condition

1.17

Good and Merchantable Title

.

1.18

Insured

1.19

Loan

1.20

Loan File

1.21

Loss

1.22

Original LTV

1.23

Per Loan Loss Percentage

1.24

Perfected Claim

1.25

Person

1.26

Physical Damage

1.27

Policy

1.28

Possession of the Property

1.29

Primary First Layer Policy

1.30

Property

1.31

Residential

1.32

Security

1.33

Servicer

1.34

Settlement Period

1.35

Value

2

Obtaining Coverage and Payment of Premiums

2.1

Obtaining Coverage

2.2

Representations of the Insured

2.3

Company's Remedies for Misrepresentation

2.4

Incontestability for Certain Misrepresentations

2.5

Initial Premium and Term of Coverage

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium

2.7

Special Procedures for Receipt and Deposit of Initial and Renewal Premiums

2.8

Cancellation by the Insured of a Certificate

2.9

Cancellation of Policy

2.10

Cancellation of Policy and Coverage of Loans Upon Termination of Security

or Removal of Loans from Security

2.11

Refund of Premium for Certain Circumstances

2.12

Post Underwriting Review and Copies of Loan Files

3

Changes in Various Loan Terms, Servicing and Insured; Coordination and Duplication of Benefits

3.1

Loan Modifications

3.2

Open End Provisions

3.3

Assumptions

3.4

Servicing

3.5

Change of Insured of this Policy

3.6

Assignment of Coverage of a Loan under this Policy

3.7

Coordination and Duplication of Insurance Benefits

3.8

Indebtedness and Liens with Respect to Collateral

4

Exclusions From Coverage

4.1

Balloon Payment

4.2

Effective Date

4.3

First Payment Default

4.4

Incomplete Construction

4.5

Fraud, Misrepresentation and Negligence

4.6

Non-Approved Servicer

4.7

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions)

4.8

Pre-Existing Environmental Conditions

4.9

First Lien Status

4.10

Payment of the Full Benefit of the Primary First Layer Policy

4.11

Non-Eligible Loans

4.12

Breach of the Insured's Obligations or Failure to Comply with Terms

5

Conditions Precedent to Payment of Claim

5.1

Notice of Default

5.2

Monthly Reports

5.3

Company's Option to Accelerate Filing of a Claim

5.4

Voluntary Conveyance

5.5

Appropriate Proceedings

5.6

Mitigation of Damages

5.7

Advances

5.8

Claim Information and Other Requirements

 5.9

Acquisition of Borrower's Title Not Required

 5.10

Sale of a Property by the Insured Before End of Settlement Period

 5.11

Foreclosure Bidding Instructions Given by the Company

 5.12

Effect of Unexpired Redemption Period on Payment of a Claim

 5.13

Collection Assistance

6

Loss Payment Procedure

6.1

Filing of Claim

6.2

Calculation of Claim Amount

6.3

Payment of Loss; Company's Options

6.4

Claim Settlement Period

6.5

Payment by the Company After the Settlement Period

 6.6

Discharge of Obligation

7

Additional Conditions

7.1

Proceedings of Eminent Domain

7.2

Pursuit of Deficiencies

7.3

Subrogation

7.4

Policy for Exclusive Benefit of the Insured

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured

7.7

Release of Borrower; Defenses of Borrower

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including"

7.9

No Agency

7.10

Successors and Assigns

7.11

Applicable Law and Conformity to Law

7.12

Notice

7.13

Reports and Examinations

7.14

Electronic Media

Terms and Conditions

1

Definitions

1.1

Application means only those documents, materials, statements, representations, warranties, data and information

(a)

identified as being included in the Application in a notice to the Insured by the Company prior to the issuance of coverage on the applicable Loan, and (b) submitted to the Company by or on behalf of the Insured in connection with the Insured's request for insurance under this Policy, irrespective of the Person or Persons who prepared same.

1.2

Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, including:

(a)

Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

(b)

Enforcing the terms of the Loan as allowed by the laws where the Property is located or those laws affecting either the Loan or, if applicable, the Collateral; or

(c)

Acquiring Borrower's Title or Good and Merchantable Title to the Property, as either may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

(d)

Asserting the Insured's interest in the Property in a Borrower's bankruptcy.

1.3

Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any cosigner or guarantor of the Loan.

1.4

Borrower's Own Funds means any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Application.

1.5

Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured arising out of or pursuant to a foreclosure of the Loan; provided, however, if the Insured so elects, the redemption period need not have expired.  Borrower's Title as conveyed to the Insured may be, but need not be, the equivalent of Good and Merchantable Title, and the deed evidencing Borrower's Title need not be recorded unless required by applicable law.

1.6

Certificate means the document issued by the Company pursuant to this Policy extending the coverage indicated therein to one or more Loans as listed on a Certificate Schedule.  A Certificate may take the form, without limitation, of a facsimile, electronic computer file, or other agreed-upon data interchange medium.  As used in this Policy, the term "Certificate” shall mean the Certificate and the Certificate Schedule attached thereto and listing the Certificate Number assigned to each Loan to which coverage is extended.

1.7

Certificate Effective Date means 12:01 a.m. on the date upon which coverage of a Loan under this Policy begins, as specified in the Certificate.

1.8

Certificate Number means the identification number issued by the Company for a Loan to which coverage is extended as shown on the Certificate Schedule for such Loan.

1.9

Certificate Schedule means a list of Loans to which coverage has been extended under this Policy, and which is attached to the Certificate.

1.10

Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

1.11

Claim Amount means the amount calculated in accordance with Section 6.2 of this Policy.

1.12

Collateral means

(a)

the stock or membership certificate issued to a tenant-stockholder or resident-member by a completed fee simple or leasehold cooperative housing corporation; and

(b)

the proprietary lease relating to one (1) unit in the cooperative housing corporation executed by such tenant-stockholder or resident-member and any other rights of such stockholder or member relating to any of the foregoing.

1.13

Conveyance of Title means the transfer of title to the Property through

(a)

voluntary conveyance to the Insured of Borrower's Title;

(b)

Appropriate Proceedings or exercise of rights of redemption; or

(c)

approved sale of the Property.

1.14

Default means the failure by a Borrower

(a)

to pay when due any monthly or other regular periodic payment under the terms of a Loan; or

(b)

to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due-on-sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property and to institute Appropriate Proceedings.

Violation by the Borrower of any other term or condition of the Loan which is a basis for Appropriate Proceedings shall not be considered to be a Default.

A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly or other regular periodic payment has not been made or as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan.  The Loan will be considered to remain in Default until filing of a Claim so long as such periodic payment has not been made or such basis for Appropriate Proceedings remains. For example, a Loan is "four (4) months in Default” if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists for a continuous period of four months.

1.15

Eligibility Criteria means the requirements established by the Company for the insurability of a Loan under this Policy and of which the Company has notified the Insured prior to issuance of the Policy.

1.16

Environmental Condition means the presence of environmental contamination, including nuclear reaction or radioactive waste, toxic waste, poisoning, or mold, contamination or pollution of the Property or of the earth or water subjacent to the Property or of the atmosphere above the Property; or the presence, on or under a Property, of any "Hazardous Substance” as that term is defined by the federal Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sec. 9601 et. seq., as amended from time to time) or as defined by any similar state law, or of any "Hazardous Waste” or "Regulated Substance” as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq., as amended from time to time) or as defined by any similar state law.  Environmental Condition does not mean the presence of radon, lead paint, or asbestos.

1.17

Good and Merchantable Title means title to a Property (or, with respect to the Collateral securing a Loan, the title to both the Collateral and the Property), free and clear of all liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for any of the following or as permitted in writing by the Company:

(a)

Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

(b)

Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed;

(c)

With respect to Collateral, a first mortgage lien on the entire real estate owned by the cooperative housing corporation which has been disclosed to the Person originating the Loan secured by the Collateral; and

(d)

Any other impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof (or, if applicable, the transferability or sale of the Collateral) to a bona fide purchaser.

Good and Merchantable Title will not exist if (i) there is any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or similar federal or state law, as in effect from time to time, providing for liens in connection with the removal and clean-up of environmental conditions, or if notice has been given of commencement of proceedings which could result in such a lien, or (ii) there are limitations on ingress and egress to the Property or on use of utilities. Any action or proceeding after a foreclosure sale relating to establishing a deficiency judgment will not be considered in determining whether the Insured has acquired Good and Merchantable Title.

1.18

Insured means:

(a)

the Person designated on the face of this Policy; or

(b)

any Person to whom coverage has been assigned as permitted by Sections 3.5 or 3.6 resulting in a change in the Insured named on a Certificate for a Loan in accordance with this Policy.

1.19

Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property and which the Company has approved for insurance and to which coverage under this Policy has been extended.

1.20

Loan File means, with respect to a Loan, copies of all documents and information (irrespective of form or medium) created or received by any Person in connection with the origination or closing of the Loan, including the Borrower's loan application, purchase contract, appraisal or other evidence of valuation, credit report, verifications of employment, income and deposit, and HUD-1 or other settlement statement.

1.21

Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with Section 6.3.  A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

1.22

Original LTV means the ratio of the principal balance of a Loan at its origination to the Value of the Property.

1.23

Per Loan Loss Percentage means the indicated percentage as set forth for a Loan on the applicable Certificate.

1.24

Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

1.25

Person means any individual, corporation, partnership, association or other entity.

1.26

Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any Environmental Condition.

1.27

Policy means this contract of insurance and all Applications, endorsements, schedules, and Certificates, which are incorporated in this Policy, related to Loans insured under this Policy.

1.28

Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition, or in the case of a Loan secured by Collateral, subject to the terms of the proprietary lease from the cooperative housing corporation.

1.29

Primary First Layer Policy means the policy or guarantee issued by a mortgage guaranty insurance company approved for insurance of mortgage loans sold to either the Federal National Mortgage Association ("Fannie Mae”), or the Federal Home Loan Mortgage Corporation ("Freddie Mac”), which for a Loan provides coverage (a) in at least the coverage percent set forth for such Loan on the applicable Certificate, (b) that is issued under a form of policy issued by such company, approved by Fannie Mae or Freddie Mac and in general use for the mortgage loans sold to Fannie Mae or Freddie Mac, as applicable, and (c ) that is maintained in full force and effect until cancellation thereof is required under applicable law. Upon the Company's request, from time to time, the Insured shall provide to the Company a copy of the form of each Primary First Layer Policy under which it obtains coverage.

1.30

Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions.  In the case of a Loan secured by Collateral, Property means the Residential real property, including all improvements thereon, which is owned by the cooperative housing corporation, and which is leased to the Borrower who holds an ownership or membership interest in such cooperative housing corporation, which lease and interest secure the related Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all replacements or additions to any of the foregoing.

For purposes of this Policy, wherever the term "Property” is used in reference to the stock or membership certificate, the lease, or any other asset or right related thereto (but not the physical condition or structure of the Property), it shall be deemed to be changed to "Collateral”, including for purposes of provisions relating to foreclosure, Appropriate Proceedings, or redemption; acquisition of title or other status of title, lien or ownership (including Borrower's Title and Good and Merchantable Title); or acquisition, disposition or Conveyance of Title by any Person.

1.31

Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, or a unit in a planned unit development.  In the case of a cooperative housing corporation, Residential means a type of building or a portion thereof which is designed for occupancy by more than one family, with ownership by a cooperative housing corporation.

1.32

Security means a bond, certificate or other security instrument for which a Loan is security or in which a Loan is otherwise included and which is identified on the face of this Policy.

1.33

Servicer means that Person acting on behalf of the Insured of a Loan (or on behalf of the Insured's designee, if any) to service the Loan. The Servicer acts as a representative of the Insured of the Loan (and the Insured's designee, if any) and will bind the Insured and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments, and performing any other acts under this Policy. For purposes of the Policy, the term "Servicer" shall include the master servicer for a Loan of whom the Company has been notified, as well as any servicer acting on behalf of the master servicer of whom the Company has been notified.  References in this Policy to a Servicer's obligations will not be construed as relieving the Insured or its designee of responsibility for the Servicer's performance.

1.34

Settlement Period means the sixty (60) day period as determined under Section 6.4, at the end of the which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

1.35

Value means the lesser of the sales price of a Property (only applicable in the case of a Loan to finance the purchase of such Property) or the value of the Property as determined from an appraisal or other method of valuation, as set forth in the Certificate.
Any pronouns, when used in this Policy, will mean the singular or plural, masculine or feminine, as the case may be.

2

Obtaining Coverage and Payment of Premiums

2.1

Obtaining Coverage – This Policy shall extend to each Loan which the Insured submits for coverage under this Policy, provided that it is made in accordance with the terms and provisions of this Policy, including the Eligibility Criteria, and is accepted for insurance by the Company, as evidenced by a Certificate issued by the Company. In order to obtain coverage under this Policy for a Loan, the Insured or the Person acting on its behalf must submit a duly completed Application to the Company and notify the Company of the Servicer of the Loan, all of which must be acceptable to the Company.  If all applicable requirements are satisfied, extension of coverage to a Loan under this Policy shall be evidenced by issuance of a Certificate Number on the Certificate Schedule.

2.2

Representations of the Insured – The Insured represents that:

(a)

all statements made and information provided to the Company in the Application (including as such is related to continuation of coverage upon assumption of a Loan) are supported by statements and information in the Loan File;

(b)

all statements made and information in the Application when provided to the Company are not false in any material respect as of the date provided; and

(c)

the Loan complies with the Eligibility Criteria, if any, applicable to the Loan.  For purposes of this subparagraph (c), Section 2.4 of this Policy shall not apply to a determination as to whether a Loan complies with the Eligibility Criteria.

The foregoing representations will apply to all statements and information provided to the Company in the Application, whether made or submitted by the Insured, the Borrower or any other Person, and will be deemed to have been made and provided for and on behalf of the Insured. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

It is understood and agreed that such statements and information in the Application in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer or provide coverage of the related Loan; the Company issues the related Certificate in reliance on the accuracy and completeness of such statements and information submitted to it; and the Company's reliance on the representations in this Section 2.2 survive the issuance of a Certificate or such continuation of coverage and any later review or audit of the Insured's files by the Company.

2.3

Company's Remedies for Misrepresentation – Subject to Section 2.4, if any of the Insured's representations as described in Section 2.2 are materially false with respect to a Loan, the Company will have, at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage for such Loan under the Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums for such Loan retroactively to such applicable date.

2.4

Incontestability for Certain Misrepresentations --- Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations contained in an Application, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

(a)

The misrepresentation must not have been:

(1)

knowingly made, or knowingly participated in, by

(i)

the Insured or any other Person which originated the Loan;

(ii)

a correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf of the Insured or any other Person which originated the Loan; or

(iii)

an escrow or closing agent, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction; or

(2)

made, whether or not knowingly, by an appraiser, provider of an automated valuation model, or any other Person providing a valuation of the Property that is used in underwriting, processing or originating the Loan and that is submitted to the Company for the purpose of establishing the Value of the Property.

(b)

This Section 2.4 shall not be construed to limit the applicability of Section 4.5(b) to a misrepresentation which is subject to this Section 2.4, except to the extent otherwise agreed to in writing by the Company and the Insured.

(c)

The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

2.5

Initial Premium and Term of Coverage – Within fifteen (15) days from the Certificate Effective Date, or such other date as the Company and the Insured may agree to in writing, the Insured must forward to the Company the appropriate initial premium.  Payment of the initial premium shall be a condition precedent to coverage being extended to the Loan. Subject to cancellation by the Insured or the Company as provided in this Policy, coverage shall remain in full force and effect for the period covered by the initial premium.

2.6

Renewal of Certificate and Termination for Non-Payment of Renewal Premium – The Insured is obligated to continue coverage in effect and pay any premium which is due, as required by Section 2.7 of this Policy. The entire premium for all Loans (including all Loans then in Default) must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment. Upon payment of the entire premium for all Loans within such grace period, this Policy will be in effect for the applicable period of coverage and a Default on a Loan occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered. If the entire premium for all Loans is not paid within the grace period, at the option of the Company, the coverage of this Policy and the Company's liability as to all Loans will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any future Defaults on any of the Loans will not be covered under this Policy.

If the applicable premium on a Loan in Default has been paid for a renewal term following the renewal term during which such Default occurred, and if such Default is not cured and results in a Claim, such premium paid shall be refunded in connection with the settlement of the Claim. If such premium on such Loan in Default is not paid, coverage on such Loan shall be cancelled retroactive to the date through which the premium has been paid, but a Claim resulting from a Default which occurred before the date through which the applicable premium has been paid shall be covered, subject to the terms and conditions of this Policy.

2.7

Special Procedures for Receipt and Deposit of Initial and Renewal Premiums – The Insured acknowledges that the Company deposits initial and renewal premium checks immediately upon receipt and agrees that the receipt and deposit of a premium check by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company. The Company will have the right to return such late premium payment, but only within sixty (60) days after receipt, in which case coverage of all Loans (including all Loans then in Default) will be cancelled retroactively to the Certificate Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for a late renewal premium.  Receipt, deposit and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this Policy.

2.8

Cancellation by the Insured of a Certificate – Notwithstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan (and to pay corresponding premiums for continuation of such coverage for each month or partial month coverage is in effect) unless or until (a) the Loan is paid in full or (b) the ratio of the outstanding principal balance of the Loan to the Value (as defined in Section 1.35 of this Policy) of the Property securing the Loan is at least five (5) percentage points less than the Original LTV minus the product of the Per Loan Loss Percentage and the Original LTV for such Loan under this Policy or (c) otherwise permitted in writing by the Company. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan by making a written notification in the case of (a) or (b) above or a written request in the case of (c) above. However, no refund will be paid upon cancellation of coverage on a Loan. Cancellation of coverage on a Loan will not cancel this Policy.

2.9

Cancellation of Policy – Either the Insured or the Company may cancel their respective right or obligation to receive or issue new Certificates immediately upon written notice of cancellation of this Policy.  However, Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

Notwithstanding the foregoing, at the Insured's option, the Insured may cancel coverage on all, but not less than all, Loans (which must include all Loans in Default), if the financial strength rating of the Company is either withdrawn or downgraded below “AA-“ by Standard & Poor's Rating Services or “Aa3” by Moody’s Investors Service. Upon cancellation of this Policy as provided herein, no refund of premium will be paid and the Company shall have no liability for any Default existing at the time of cancellation other than Defaults on Loans for which a Claim had been filed in accordance with Section 6.1 of this Policy prior to the date of cancellation of coverage.

2.10

Cancellation of Policy and Coverage of Loans Upon Termination of Security or Removal of Loans from Security

– Except as otherwise specified below, in the event that

(a)

the bonds, certificates or other security instruments designated or referred to in this Policy as the Security are redeemed, paid in full, cancelled or otherwise terminated, or the trust created in connection with the issuance of the Security is terminated for any reason (individually, a "Redemption"), or

(b)

there are no longer any Loans that are security for, or represented by, the Security,

this Policy and the coverage of all Loans under this Policy shall automatically be terminated without further action being required by either the Insured or the Company, and the Company shall have no liability for any Default existing at the time of cancellation, other than Defaults on Loans for which a Claim had been filed in accordance with Section 6.1 of this Policy prior to the date of termination of coverage.

The Insured shall notify the Company within thirty (30) days after the occurrence of either (a) or (b) above. The provisions of this Section 2.9 shall control, notwithstanding the right of the Insured to cancel coverage on some or all of the Loans and the exercise of such right by the Insured.  No refund will be paid upon cancellation of this Policy and coverage of Loans under this Section 2.9.

Notwithstanding the foregoing, coverage of Loans insured under this Policy shall not automatically terminate in the event of a Redemption, if a change of Insured for all, but not less than all, of the Loans then insured under this Policy, is requested by the Insured and approved by the Company as provided for in Section 3.5 within thirty (30) days after the effective date of the Redemption.

2.11

Refund of Premium for Certain Circumstances – If, because of a provision in Sections 2, 3, or 4 (other than Sections 4.4, 4.7, or 4.8), no Loss is payable to the Insured, the Company shall return to the Insured all paid premiums retroactively and pro rata to the date when the event or circumstance occurred which resulted in no Loss being payable.

2.12

Post Underwriting Review and Copies of Loan Files – The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data pertaining to or in connection with Loans insured under this Policy prepared or maintained by or in the possession of the Insured or of the Servicer, or which the Insured or the Servicer has a legal right to obtain. The Company will have the right to conduct the review on the Insured's premises during normal business hours. The Insured must cooperate fully with the review.

In addition, either in connection with such review or separately, the Company will have the right upon ninety

(90) days prior written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional ninety (90) day period. If for any reason the Insured fails to provide a copy of a Loan File within the additional ninety day period, then, at the Company's option, the Company will have the right to cancel coverage for the Loan if, in the Company's reasonable judgment, any portion of the Loan File not provided would be relevant to the Company's assessment or assertion of its rights and defenses under this Policy.

3

Changes in Various Loan Terms, Servicing, and Insured; Coordination and Duplication of Benefits

3.1

Loan Modifications – Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property or other collateral securing the Loan; nor release the Borrower from liability on a Loan.

3.2

Open End Provisions – The Insured may increase the principal balance of a Loan, provided that the written approval of the Company has been obtained. The Insured will pay the Company the additional premium due at the then prevailing premium rate.

3.3

Assumptions – If a Loan is assumed with the Insured's approval, the Company's liability for coverage under its Certificate will terminate as of the date of such assumption, unless the Company approves the assumption in writing. The Company will not unreasonably withhold approval of an assumption.  It is understood that coverage will continue, and that the restriction of this Section 3.3 will not apply, if under the Loan or applicable law the Insured cannot exercise a "due-on-sale" clause or is obligated to consent to such assumption under the Loan or applicable law.

3.4

Servicing – If the servicing rights for a Loan are sold, assigned or transferred by the Insured, coverage of the Loan hereunder will continue provided that prior written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company in advance of such sale, assignment, or transfer, which approval shall not be unreasonably withheld.

3.5

Change of Insured of this Policy – Change of Insured of this Policy shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for this Policy.

3.6

Assignment of Coverage of a Loan under this Policy – Assignment of coverage of a Loan shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company).  If the Company approves the assignment, the Company shall, thereafter, change its records to identify the new Insured for such Loan. Coverage for any Person becoming an Insured pursuant to this Section 3.6 shall be subject to all of the terms, conditions, and exclusions contained in this Policy and to all defenses to coverage available to the Company against the original Insured.

3.7

Coordination and Duplication of Insurance Benefits – The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, except for mortgage guaranty pool insurance or supplemental or second tier mortgage insurance.

3.8

Indebtedness and Liens with Respect to Collateral – The Insured shall not consent to or approve, without the prior written approval of the Company:

(a)

a lien on the entire real estate or the Property that is owned by a cooperative housing corporation, other than that indebtedness secured by a first mortgage lien or other liens disclosed to the Person originating the Loan secured by the Collateral; or

(b)

a modification or termination of any rights of the Insured to exercise its consent or approval respecting the matters described in (a).

4

Exclusions From Coverage

The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:

4.1

Balloon Payment – Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan:

(a)

as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and

(b)

which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment").

This exclusion will not apply:

(1)

if the Insured or other Person acting on behalf of the Insured offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which

(A)

constitutes a first lien,

(B)

is at rates and terms generally prevailing in the marketplace (but otherwise subject to Section 3.1),

(C)

is in an amount not less than the then outstanding principal balance,

(D)

has no decrease in the amortization period, and

(E)

is offered regardless of whether the Borrower is then qualified under the Insured's underwriting standards, or whether the Borrower accepts such offer, or

(2)

if the Loan has an original term to maturity of fifteen (15) or more years from the first due date thereunder and equal monthly payments (except for the related balloon payment) that otherwise would fully amortize the principal of the Loan over thirty (30) years and pay interest at the applicable interest rate.

4.2

Effective Date – Unless otherwise agreed in writing by the Company, any Claim resulting from a Default existing at the Certificate Effective Date or occurring after lapse or cancellation of a Certificate.

4.3

First Payment Default – Unless otherwise agreed in writing by the Company, any Claim arising from a Default due to the failure of the Borrower to have made or to make the first regular periodic payment on the Loan from the Borrower's Own Funds.

4.4

Incomplete Construction – Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications upon which the valuation of the Property at origination of the Loan was based.

4.5

Fraud, Misrepresentation and Negligence –

(a)

Any Claim not otherwise within the scope of Section 2.3 where there was fraud or misrepresentation by the Insured or the Servicer with respect to the Loan, and the fraud or misrepresentation (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

(b)

Any Claim where there was negligence by the Servicer, which (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

4.6

Non-Approved Servicer – Any Claim arising from a Loan for which the Servicer, at time of Default or thereafter, is not approved by the Company as described in Section 3.4..

4.7

Physical Damage (Other than Relating to Pre-Existing Environmental Conditions) – Any Claim where, at any time after the Certificate Effective Date, Physical Damage to a Property (of a type other than as described in Section 4.8 and other than reasonable wear and tear), occurs or manifests itself subject to the following provisions:

(a)

This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time.

(b)

This exclusion will apply only if such Physical Damage occurred or manifested itself:

(i)

prior to expiration of the Settlement Period and the Company elects to acquire the related Property in settlement of a Claim; or

(ii)

prior to the filing of the Claim and was the most important cause of the Claim and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, disregarding normal and customary deductibles not to exceed fifteen hundred dollars ($1,500) or such higher amount as the Company may provide from time to time, was insufficient for the Property to be in the same condition (except for reasonable wear and tear) as it was in as of the Certificate Effective Date.

(c)

The exclusion resulting from paragraph (b)(i) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date.  In lieu of requiring restoration of the Property, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

(d)

For purposes of this Section 4.7, the Property subject to restoration will consist only of the land, improvements or personal property deemed part of the real property under applicable law, and chattel items affixed to the real property and identified in the appraisal or other valuation of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

(e)

Cost estimates relied upon by the Company in connection with this Section 4.7 shall be provided in writing by an independent party selected by the Company.  The Company will furnish the Insured with any such written cost estimates, if requested by the Insured.

4.8

Pre-Existing Environmental Conditions – Any Claim where there is an Environmental Condition which existed on the Property (whether or not known by the Person submitting an Application for coverage of the Loan) as of the Certificate Effective Date, subject to the following provisions:

(a)

This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

(b)

This exclusion will apply only if such Environmental Condition

(i)

was a principal cause of the Default, and

(ii)

has made the principal Residential structure on the Property uninhabitable.  A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

4.9

First Lien Status – Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and insured hereunder did not provide the Insured at origination with a first lien on the Property.

4.10

Payment of the Full Benefit of the Primary First Layer Policy – Any portion of any Claim for Loss to the extent the Insured under the related Primary First Layer Policy has not received the amount of the full benefit of the percentage option claim payment under the Primary First Layer Policy (irrespective of the reason or cause, including insolvency of the Primary First Layer Policy insurer or failure of the Insured to maintain the Primary First Layer Policy or to comply with the terms and conditions of the Primary First Layer Policy).

4.11

Non-Eligible Loans – Any Claim on a Loan that did not meet the Eligibility Criteria applicable to the Loan.

4.12

Breach of the Insured's Obligations or Failure to Comply with Terms – Any Claim involving or arising out of any breach by the Insured of its obligations under, or its failure to comply with:

(a)

the terms of this Policy (in any case where there is no exclusion from coverage or express remedy for such breach or noncompliance under this Policy), or

(b)

its obligations as imposed by operation of law, and

(c)

if such breach or failure in (a) or (b):

(i)

materially contributed to the Default resulting in such Claim;

(ii)

increased the Loss, provided that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount; or

(iii)

resulted from a breach of the Insured's obligations under Section 5.8, irrespective of whether such breach contributed to the Default resulting in such Claim or increased the Loss.

5

Conditions Precedent to Payment of Claim

It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

5.1

Notice of Default – The Insured must give the Company written notice:

(a)

Within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan; or

(b)

Within ten (10) days of either:

(i)

the date when the Borrower becomes four (4) months in Default on the Loan; or

(ii)

the date when any Appropriate Proceedings which affect the Loan or the Property or the Insured's or Borrower's interest therein have been started;

whichever occurs first.

5.2

Monthly Reports – Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format acceptable to the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default.  These monthly reports may be furnished less frequently if allowed in writing by the Company and must continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until the Insured has acquired the Property.

5.3

Company's Option to Accelerate Filing of a Claim – If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured must file a Claim within thirty (30) days after notice from the Company.  The Company will then make a payment of Loss in accordance with the per loan loss percentage guaranty option in Section 6.3(b). Thereafter, following the acquisition of Borrower's Title by the Insured, the Insured will be entitled to file a supplemental Claim at the time prescribed in Section 6.1 in an amount equal to the sum of its advances, less the deductions, all as specified in Section 6.2, to the extent not included in the payment of the initial Claim. Such supplemental Claim must be paid by the Company in accordance with Section 6.3(b). No interest shall be included in the Claim Amount under this Section 5.3 after the date that the accelerated Claim is filed. If a Loan for which the Company has paid a Claim is subsequently brought current by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan.  If the Company exercises its option under this Section 5.3, the Company shall not have the right to direct or participate in a deficiency recovery under Section 7.2.

5.4

Voluntary Conveyance – The Insured may only accept a conveyance of the Property from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained.  Such approval shall not be considered as an acknowledgement of liability by the Company with respect to such Loan.

5.5

Appropriate Proceedings – The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. Such instructions may be general or applicable only to specific Loans.  The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default.  When either defending against or bringing Appropriate Proceedings, the Insured must report their status to the Company as reasonably and expeditiously as possible.

In conducting Appropriate Proceedings, the Insured must:

(a)

diligently pursue the Appropriate Proceedings once they have begun;

(b)

apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

(c)

upon request by the Company in writing, furnish the Company with the Loan File (whether or not the Insured is the originator of the Loan), the payment and collection history from the servicing file since the inception of coverage of such Loan under this Policy, and copies of all notices and pleadings filed or required in the Appropriate Proceedings;

(d)

act and bid at the foreclosure sale in accordance with Section 5.11 so that its ability to preserve, transfer and assign to the Company its rights against the Borrower are not impaired; and so that the rights of the Company under this Policy against the Borrower are fully protected.  Such rights include any rights to obtain a deficiency judgment, subject to the Company's compliance with Sections 7.2 and 7.3 relating to establishing a deficiency; and

(e)

when requested by the Company, furnish the Company with a written statement indicating the estimated potential Claim Amount as computed under Section 6.2 at least fifteen (15) days before the foreclosure sale.

5.6

Mitigation of Damages – The Insured must take appropriate actions to mitigate the Loss.  Accordingly, in order to comply with this provision, the Insured's obligations include collecting amounts due under the Loan and offering to any Borrower who has the ability and desire to cure the Default, a repayment plan, a forbearance plan, or a loan modification or other loan workout plan. A loan modification shall not be required if such Loan is subject to REMIC rules and the loan modification would make the Loan non-qualified under REMIC rules. In the event such efforts fail to cure the Default, the Insured must use its best efforts to effectuate the early disposition of the Property.

The Company shall be entitled at its sole discretion to actively direct any such mitigation efforts.  Such direction may be general or applicable only to specific Loans. The Company must administer this Policy in good faith.

5.7

Advances – The Insured must advance:

(a)

normal and customary hazard insurance premiums and real estate property taxes, in each case as due and payable;

(b)

reasonable and necessary Property protection and preservation expenses approved by the Company at the time the Company reviews the Claim, which shall not include expenditures to remove an exclusion from coverage under Section 4; and

(c)

reasonable costs to complete Appropriate Proceedings and eviction and moving of occupants, including related court expenses and attorney's fees.

5.8

Claim Information and Other Requirements – The Insured must provide the Company with:

(a)

a completed form furnished by or acceptable to the Company for payment of a Claim;

(b)

unless previously provided under Section 5.5(c), the Loan File which is the subject of the Claim (whether or not the Insured is the originator of the Loan), the payment and collection history from the servicing file since the inception of coverage of such Loan under this Policy;

(c)

if the Property is not being acquired by the Company:  a copy of an executed trustee's or sheriff's deed (which may be unrecorded) conveying Borrower's Title to the Property to the Insured (or satisfactory evidence that the foreclosure sale has been completed if the Borrower's right of redemption has not expired); or a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance; In the event the most important cause of Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, the Insured shall instead provide the Company with evidence described in Section 5.8 (d)(ii) below that it has acquired Good and Merchantable Title to the Property;

(d)

if the Property is being acquired by the Company:

(i)

a recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property;

(ii)

a title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property; and

(iii)

Possession of the Property, but only if the Company has required such Possession in writing;

(e)

access to the Property, pursuant to the terms and conditions of Section 6.4(b), if requested by the Company under such Section;

(f)

a copy of the claim and evidence of the payment of, and any adjustments to, the claim under the Primary First Layer Policy, if applicable, and other information related to such Primary First Layer Policy as the Company may reasonably request; and

(g)

all other information and documentation reasonably requested by the Company.

5.9

Acquisition of Borrower's Title Not Required – The Insured will not be required to acquire Borrower's Title to a Property if (a) the Company approves a sale of the Property prior to a foreclosure sale and such sale is closed; (b) the Company requires an early Claim filing pursuant to Section 5.3, except that such acquisition will be required as a condition to the Insured's filing of a supplemental Claim; or (c) the Property is acquired by someone other than the Insured at a foreclosure sale, as provided in Section 5.11, or thereafter pursuant to exercise of rights of redemption.

5.10

Sale of a Property by the Insured Before End of Settlement Period –

(a)

The Insured must submit to the Company any offer to purchase a Property which is acceptable to the Insured until such time as a Claim is settled under this Policy. Upon such submission, the Company must then promptly notify the Insured that it will either approve or not approve such offer.  The Insured shall promptly notify the Company if the approved offer does not close as scheduled.

(b)

If an approved offer expires or is terminated, the Company shall be entitled to pay the Loss payable by:

(i)

paying the per loan loss percentage guaranty option as calculated under Section 6.3(b), or

(ii)

paying the property acquisition settlement option as calculated under Section 6.3(a), and acquiring the Property; but if the Company's right to acquire the Property has expired pursuant to Section 6.5, or been waived, then such acquisition shall be under the same terms and conditions as the expired or terminated offer, except for terms and conditions relating to the sale price and method of payment of the sale price, which shall instead be governed by Section 6.3.

(c)

The following provisions shall apply to offers submitted to the Company under this Section 5.10:

(i)

At the time it presents an offer, the Insured must also provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds described below. The Company may not require any changes to the offer, direct the marketing of the Property, or require any expenditures by the Insured for restoration of the Property as a condition to its approval.

(ii)

If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds which it has calculated.  The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property.  If the estimated net proceeds as calculated by the Company are acceptable to the Insured, the Loss payable shall be computed as determined below.  If such calculation is not acceptable to the Insured, the offer shall be deemed to have not been approved by the Company.

(iii)

If the Company approves the offer, the Loss payable by the Company under this Section 5.10 will be the lesser of:

(A)

the actual net amount as calculated below, or

(B)

the per loan loss percentage guaranty option under Section 6.3(b) without regard to a sale of the Property.

The actual net amount will be the Claim Amount calculated under Section 6.2, except that (a) delinquent interest will be computed through the closing date for sale of the Property, and (b) the Claim Amount shall be reduced by the actual net proceeds realized by the Insured from the sale of the Property.  The actual net proceeds will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds.  For purposes of computing a Loss, such actual net proceeds shall not be less than the estimated net proceeds calculated by the Company under this subparagraph (iii) or as otherwise approved by the Company.

(iv)

The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer.  Expenses paid to Persons employed or controlled by the Insured or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

(v)

If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property and authorize such broker or other Person to release information regarding the marketing and physical condition of the Property to the Company.

5.11

Foreclosure Bidding Instructions Given by the Company – Unless otherwise directed by the Company, the Insured will be entitled to bid at the foreclosure sale held as part of the Appropriate Proceedings any amount which it determines necessary to obtain Borrower's Title to the Property. The Company will be entitled to direct the Insured to bid an amount to be determined by the Insured within a minimum and maximum range, as follows:

(a)

The minimum amount shall not be less than the fair market value of the Property, but if there has been Physical Damage to the Property which affects its fair market value (as determined before such Physical Damage) by more than ten percent (10%), the fair market value of the Property shall be its fair market value after restoration of the Property.

(b)

The maximum amount shall not exceed the greater of

(i)

the fair market value of the Property as determined under subparagraph (a) above, or

(ii)

the estimated Claim Amount less the amount which the Company would pay as the per loan loss percentage guaranty option under Section 6.3(b).

(c)

For purposes of this Section 5.11, fair market value shall be determined as of a date acceptable to the Company by an opinion of an independent real estate broker, or by an independent appraiser, in either case selected by or acceptable to the Company.

The Insured is not required to acquire Borrower's Title if it has bid in accordance with this Section 5.11, whether or not pursuant to directions from the Company.

5.12

Effect of Unexpired Redemption Period on Payment of a Claim – If the Insured files a Claim prior to expiration of an applicable redemption period, the Loss payable shall only be computed through the date of filing of the Claim, and if the Company elects to acquire the Property, the Insured will remain responsible for management and control of the Property until the Company's acquisition thereof, which may be after expiration of the redemption period, but not later than as required by Section 6.4.

If the Company has paid to the Insured a Claim under its per loan loss percentage guaranty option in Section 6.3(b), and the related Property is subsequently redeemed by the Borrower, the Insured shall promptly report such redemption to the Company and reimburse the Company for the amount of the Company's Claim payment, to the extent that the sum of the Company's Claim payment and the amount realized by the Insured from the redemption exceeds the Claim Amount, as would have been calculated through the date of redemption.

5.13

Collection Assistance – If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of moneys due under the Loan, including obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections and requesting appraisals of the Property.

6

Loss Payment Procedure

6.1

Filing of Claim –

(a)

The Insured shall file a Claim under this Policy after, but no later than sixty (60) days following, the later of

(i)

Conveyance of Title to the Property, or

(ii)

if applicable, the settlement of a claim under the Primary First Layer Policy.

(b)

If the Insured fails to file a Claim within the period of time required under paragraph 6.1(a) above, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the sixty (60) day period for filing of a Claim.

(c)

If the Insured fails to file a Claim within eighteen (18) months following the Conveyance of Title, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy.

Once a Claim has been filed, if the Insured fails to satisfy the requirements for a Perfected Claim within one hundred eighty (180) days after such filing (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

6.2

Calculation of Claim Amount – Subject to Sections 7.5 and 5.3, the Claim Amount will be an amount equal to:

the sum of:

(a)

the amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances; and

(b)

the amount of accrued and unpaid interest due on the Loan computed at the contract rate stated in the Loan through the date that the Claim is filed with the Company, but excluding applicable late charges, penalty interest or other changes to the interest rate by reason of Default; and

(c)

the amount of advances incurred by the Insured under Section 5.7 prior to filing of the Claim (except to Persons employed or controlled by the Insured or their other internal costs) provided that:

(i)

Attorney's fees advanced for completion of Appropriate Proceedings and obtaining Possession of the Property will not be allowed to the extent they exceed three percent (3%) of the sum of the unpaid principal balance and the accrued and accumulated interest due; and

(ii)

Such advances, other than attorney's fees, must have first become due and payable after the Default, and payment of such advances must be prorated from the date of Default through the date the Claim is filed with the Company;

less the sum of:

(1)

the amount of all rents and other payments (excluding proceeds of a sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property or the Loan;

(2)

the amount of cash remaining in any escrow account as of the last payment date;

(3)

the amount of cash or other collateral to which the Insured has retained the right of possession as security for the Loan;

(4)

the amount paid under applicable fire and extended coverage policies which are in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which has not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan;

(5)

the greater of the amount of any claim payment pursuant to a Primary First Layer Policy which the Insured received, or which the Insured should have received as the full Primary First Layer Policy benefit as described in Section 4.11; and

(6)

any other amounts claimed by the Insured to the extent they are excluded from the Claim Amount by reason of Section 4.

6.3

Payment of Loss; Company's Options – Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and the requirements for a Perfected Claim have been met, the Company shall at its sole option exercise its:

(a)

Property Acquisition Settlement Option.  Pay to the Insured as the Loss the Claim Amount calculated in accordance with Section 6.2 for the Company's acquisition of the Property; or

(b)

Per Loan Loss Percentage Guaranty Option. In the event the Company does not acquire the Property, allow the Insured to retain all rights and title to the Property and pay to the Insured as the Loss the lesser of: (i) the difference between the Claim Amount calculated in accordance with Section 6.2  and the amount realized by the Insured pursuant to its sale, if any, of the Property as provided in Section 5.10 and (ii) the Per Loan Loss Percentage option which shall be calculated by multiplying the applicable Per Loan Loss Percentage for such Loan times the Claim Amount (without any reduction for the Primary First Layer Policy claim payment). However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the per loan loss percentage guaranty option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

(c)

Pre-Claim Sale Option. Pay to the Insured as the Loss the amount calculated in accordance with Section 5.10, if the terms and conditions of Section 5.10 are met.

In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include the other amounts provided for under Sections 6.5 or 7.2 when such Sections are applicable. The Company will deduct from its payment of Loss such amounts as may be permitted by this Policy and the aggregate amounts of any payments of Loss which it had previously made.

Without limiting the requirements and conditions to filing and payment of a Claim contained in this Policy, if the Property has been acquired by the insurer under a Primary First Layer Policy, no Loss shall be payable under this Policy. For purposes of this Policy any references to "percentage guaranty option" shall be to the "per loan loss percentage guaranty option".

6.4

Claim Settlement Period – The Settlement Period will be a sixty (60) day period after the Company's receipt of a Claim, calculated as follows:

(a)

No later than the twentieth (20th) day after filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim, upon which the sixty (60) day period shall be suspended until the Company receives such additional documentation and information. Additional items may be requested by the Company after such twenty (20) day period and the Insured must use reasonable efforts to satisfy such request, but the sixty (60) day limit will not be tolled for their receipt.

(b)

No later than the sixtieth (60th) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise and evaluate the Property.  If the Company does not notify the Insured by that date, its right to such access will be deemed waived.  If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the sixty (60) day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it.  If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the sixty day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

(c)

If the Company has elected to acquire the Property in settlement of a Claim, the sixty day period also will be suspended if necessary for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, for the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession to the Property.

6.5

Payment by the Company After the Settlement Period – If the Company has not paid a Loss during the Settlement Period, then (a) the Company will include in its payment of Loss, if a Loss is ultimately payable, simple interest on the amount payable accruing after the Settlement Period to the date of payment of Loss at the applicable interest rate or rates which would have been payable on the Loan during such period, and (b) the Company will no longer be entitled to acquire the Property as an option for payment of the Loss.

The Company must either pay the amount of applicable Loss (including any additional applicable interest as computed above) or deny the Claim in its entirety within (a) one hundred twenty (120) days after expiration of the Settlement Period, or (b) if the Settlement Period has not expired, no later than one hundred eighty (180) days after filing of the Perfected Claim.  If at a later date it is finally determined by agreement between the Insured and the Company (or by completion of legal or other proceedings to which the Insured and the Company are parties) that the Company was not entitled to deny all or a portion of the Claim, the Company will include in any resulting subsequent payment of Loss interest as calculated above through the date of such payment on the amount of Loss which the Company was not entitled to deny.

6.6

Discharge of Obligation – Payment by the Company of the amount of Loss required to be paid in accordance with this Policy will be a full and final discharge of its obligation with respect to such Loss under this Policy.

7

Additional Conditions

7.1

Proceedings of Eminent Domain – In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

7.2

Pursuit of Deficiencies –

(a)

The Insured will be entitled to pursue Appropriate Proceedings, or shall at the direction of the Company pursue Appropriate Proceedings through the end of the Settlement Period, which may result in the Borrower becoming liable for a deficiency after completion of the Insured's acquisition of a Property.  Such pursuit may not be directed by the Company unless such deficiency is estimated to exceed $7,500.  If the Company proposes to pursue a deficiency judgment, in whole or in part for its account, it will notify the Insured at least thirty (30) days before the foreclosure sale.  If the Company does not so notify the Insured, the deficiency judgment, if established by the Insured, will be solely for the account of the Insured, and the Company will not be subrogated to any rights to pursue the deficiency judgment.

(b)

The following provisions will apply if, in completing Appropriate Proceedings there are additional expenses advanced pursuant to Section 5.7 or additional interest accrued on the Loan, due to (1) an additional redemptive period or a delay in acquisition of Borrower's Title, which period or delay is directly related to establishing the deficiency judgment or (2) legal proceedings which are necessary to establish and pursue the deficiency judgment and which would not otherwise be the custom and practice used.

(i)

If the deficiency judgment is to be established, in whole or in part, for the account of the Company, the Company must pay the Insured at the time of payment of the Claim, regardless of which settlement option the Company has selected, the full amount of:

(A)

such additional expenses advanced pursuant to Section 5.7 by the Insured; and

(B)

such additional interest accrued on the unpaid principal balance of the Loan at the contract rate stated in the Loan, but excluding applicable late charges, penalty interest, or other changes to the interest rate by reason of Default.

(ii)

If the deficiency judgment is not to be established, in whole or in part, for the account of the Company, none of the additional interest or expenses of the type described in subparagraph (i) above will be included in the Claim Amount or payable at any time by the Company.

(iii)

For purposes of determining the additional expenses described in subparagraph (i) above resulting from pursuing the deficiency judgment, the limitation on attorney's fees in Section 6.2 will not apply.

(iv)

All of the additional interest, expenses, attorney's fees and court expenses described in subparagraph (i) above will be accrued or advanced only through acquisition of Borrower's Title, including any additional redemptive period.

(c)

The Company and the Insured may agree generally or with respect to a Loan to different terms and conditions than set forth in this Section 7.2.  The Company and the Insured also may agree to the joint pursuit or other arrangements for the collection of deficiency judgments on mutually acceptable terms and conditions.

7.3

Subrogation – Subject to Section 7.2(a), and only to the extent that the Company is entitled under applicable law to pursue such deficiency rights, the Company will be subrogated, upon payment of the Loss, in the amount thereof and with an equal priority to all of the Insured's rights of recovery against a Borrower and any other Person relating to the Loan or to the Property.  The Insured must execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights. The Insured shall refrain from any action, either before or after payment of a Loss, that prejudices such rights.

7.4

Policy for Exclusive Benefit of the Insured – A Certificate issued as the result of any Application submitted hereunder and the coverage provided under this Policy will be for the sole and exclusive benefit of the Insured, its successors and permitted assigns, and in no event will any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy or any  Certificate.

7.5

Effect of Borrower Insolvency or Bankruptcy on Principal Balance – If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be included in the Claim Amount, as provided in this Section 7.5.

If a Default occurs on the Loan, the Insured has acquired Borrower's Title or Good and Merchantable Title to the Property as required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 6.2, from the date of Default giving rise to the Claim (but for no prior period).  In no event will any expenses or other amounts associated with the amount by which the principal balance of the Loan became unsecured be included in the Claim Amount, directly or by an addition to the principal balance included in the Claim Amount.

7.6

Arbitration of Disputes; Suits and Actions Brought by the Insured –

(a)

Unless prohibited by applicable law, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy, including the breach, interpretation or construction thereof, shall be settled by arbitration.  Notwithstanding the foregoing, the Company or the Insured both retain the right to seek a declaratory judgment from a court of competent jurisdiction on matters of interpretation of this Policy. Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business.  Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

(b)

No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years (five (5) years in Florida or Kansas) after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan.  No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

(c)

If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent.  The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan.

7.7

Release of Borrower; Defenses of Borrower – The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation under its Certificate to the extent and amount of said release.  If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 7.5.

7.8

Amendments; No Waiver; Rights and Remedies; Use of Term "Including" –

(a)

The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment.  Such amendment will only be applicable to those Certificates issued on or after the effective date of the amendment.

(b)

No condition or requirement of this Policy will be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company. Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

(c)

No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

(d)

As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

7.9

No Agency – Neither the Insured, any Servicer, nor any of their employees or agents (including the Persons underwriting the Loan on behalf of the Insured) will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured or Servicer.

7.10

Successors and Assigns – This Policy will inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

7.11

Applicable Law and Conformity to Law – All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured on a Certificate is located.  Any provision of this Policy which is in conflict with any provision of the law of such jurisdiction is hereby amended to conform to the provisions required by that law.

7.12

Notice – All claims, premium payments, tenders, reports, other data and any other notices required to be submitted to the Company by the Insured must be sent to the Company at MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202.  The Company may change this address by giving written notice to the Insured.  Unless the Insured otherwise notifies the Company in writing, all notices to the Insured must be sent to the address on the face of this Policy or, if the Insured is not located at such address, to the last known address of the Insured.

All notices under this Policy, whether or not identified in this Policy as required to be in writing, will be effective only if in writing and only upon receipt thereof.  Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured (for notices given to the Insured) in the form of computer tape or computer-generated or any other electronic message.  A telecopy or such tape or message shall be effective only when received. The Company and the Insured may mutually agree that notices will be sent to any additional Person. Except as expressly agreed to by the Company and the Insured, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Insured.

7.13

Reports and Examinations – The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan.

7.14

Electronic Media – The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them.  In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche. Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

Steven M. Thompson

Vice President

Risk Management

March 25, 2005

Ms. Ellen Kiernan	Ms. Diana Kenneally
Lehman Brothers, Inc.	U. S. Bank National Association as Trustee for
745 7th Avenue	Structured Asset Investment Loan Trust
7th Floor	Mortgage Pass-Through Certificates Series 2005-3
New York, New York 10019	60 Livingston Avenue
Saint Paul, Minnesota 55107

RE:

Terms for MGIC Mortgage Insurance Coverage ("Coverage") on Approximately $492.7 Million in Principal Balances of Loans (the "Insurable Loans")  to be included in the Trust known as the Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2005-3 (the "Trust")

Dear Ms. Kiernan and Ms. Kenneally:

Mortgage Guaranty Insurance Corporation ("MGIC") has reviewed the information provided by Lehman Brothers, Incorporated ("Lehman") concerning the Insurable Loans and is providing pricing and terms to issue lender-paid first lien Coverage under the Master Policy (as defined below) on the loans contained within the portfolio. This proposal is subject to the following terms and conditions:

1.

Portfolio Size. MGIC has identified the following Insurable Loans from the Final File (as defined below) submitted by Lehman:

Insurable Loans (Current LTV[1]>80)	$ Volume
1,983	$492,733,677.30

The actual size of the final portfolio of Insured Loans may be slightly smaller based on recent prepayments, delinquencies, and/or additional screening of loan eligibility.

2.

Loan Coverage. Lender-paid Coverage will be issued by MGIC on each Insurable Loan that meets the applicable Eligibility Criteria (as set forth in Section 9 below). The Coverage percent for an Insurable Loan is calculated as the Original LTV1 minus sixty percent (60%) divided by the Original LTV ratio, with the result rounded to the next highest whole number.  Example:

Original LTV = 87.49 (expressed as a percentage)

Original LTV = .8749 (expressed as a ratio)

Coverage percentage = (87.49 - 60)/.8749) = 31.4207 = 32

3.

Premium.  U.S. Bank National Association ("U.S. Bank"), solely in its capacity as Trustee, shall pay or direct the applicable Servicer to pay in arrears a nonrefundable monthly premium for the Coverage. Such premium shall be calculated at an annualized premium rate of 103.5 basis points applied to the unpaid principal balance of each Insured Loan determined as of the beginning of the prior calendar month.  For purposes of this letter, "Insured Loan" means an Insurable Loan as to which Coverage under the Master Policy (as defined below) is issued by MGIC.

U.S. Bank as Trustee shall provide or direct the applicable Servicer to provide to MGIC on a monthly basis via computer file (in a mutually acceptable format), the unpaid principal balance, MGIC certificate number, lender loan number, and premium due for each Insured Loan.

The premium rate quoted in this paragraph does not include premium taxes that are required to be paid by the Insured in the States of Kentucky and West Virginia.  The Final File includes Insurable Loans in the States of Kentucky and West Virginia. The tax rates generally range from 1.0% - 17% of the premium paid, and such rates shall be provided with respect to any Insured Loans on a loan-level basis to the Insured or its designee by MGIC and such amount shall be added to the payment of the premium paid to MGIC who will cause such tax to be paid.

1

For purposes of this letter, an Insurable Loan’s "Current LTV" means the ratio, expressed as a percentage, of the Insurable Loan’s principal balance as of the close of business on March 1, 2005 to the Value of the related Property at origination.

2

For purposes of this letter, an Insurable Loan’s "Original LTV" means the ratio, expressed as a percentage, of the initial principal balance of the Insurable Loan at origination to the Value of the related Property at origination.

With respect to all Insured Loans, Lehman represents and warrants that (a) the borrower will not be charged a separate or identified amount as payment or reimbursement for premiums for Coverage and that such premiums will be paid from funds of the Insured or persons other than the borrower, and (b) that the Coverage will either not be subject to the Homeowners Protection Act of 1998 or will be "lender paid mortgage insurance" there under. In addition, with respect to any Insured Loan secured by a Property in New York State for which, at the effective date of Coverage or at any time while the Master Policy is in effect for such Insured Loan, the ratio of the unpaid principal balance of such Insured Loan to the Value of the related Property at origination is less than 75%, Lehman represents and warrants that all premiums for Coverage will not be paid by the borrower, directly or indirectly, including, for example, by a higher interest rate or other charges. It is acknowledged that these representations and warranties are relied upon by MGIC in insuring such Insured Loans because they relate to the maintenance of Coverage of such Insured Loans under the Master Policy.

4.

Effective Date of Coverage.   Coverage for all Insured Loans shall take effect as of March 1, 2005. The initial monthly premium shall be due on April 25, 2005 and monthly renewal premiums shall be due thereafter on the 25th day (or if that day is not a business day, the next business day) of each month while the Coverage is in effect.

5.

Named Insured.   U.S. Bank, solely in its capacity as Trustee, shall be the named insured under the Master Policy and all Certificates covering the Insured Loans.

6.

Bulk Certificate.  MGIC will provide to the Insured one bulk insurance Certificate for all of the Insured Loans, together with a summary of the coverage information on a loan-by-loan basis in an electronic format and thereafter a Certificate Number for each Insured Loan.  MGIC will not be obligated to issue individual Certificates for each Insured Loan.

7.

Restrictions on Cancellation and Assignment. The premium rate for the Insured Loans was calculated based upon a review of information pertaining to the Insurable Loans and a weighted average of the Current LTV of all Insurable Loans. Lehman and the Insured acknowledge that the terms of the Master Policy (as defined below), including the restrictions on cancellation and assignment, were relied upon by MGIC in establishing such premium rate. Lehman and the Insured also agree that the Coverage to be issued under the Master Policy is non-assignable except as provided for in the Master Policy.

For purposes of Section 3.6 in the Master Policy, MGIC approves assignment of coverage on an individual Insured Loan from the Trustee to Lehman or its affiliate in connection with an Insured Loan repurchased or substituted for by Lehman, and assignment of coverage on all Insured Loans as a group from the Trustee to any successor Trustee, provided, in each such case, that the Trustee promptly notifies MGIC of such assignment.

8.

Cancellation of Policy and Coverage of Insured Loans Upon Termination of Trust. Except as otherwise provided below, in the event that the Trust is terminated for any reason (a "Redemption"), or there are no longer any Insured Loans that are security for, or represented by, the Trust, the Master Policy and the Coverage of all Insured Loans under the Master Policy shall automatically be terminated effective upon such event, without further action being required by either the Insured or MGIC, and any Default on any Insured Loan existing at the time of such termination and any future Default on an Insured Loan will not be covered under the Master Policy, nor will any refund of premium be paid. The Insured shall notify MGIC of such Redemption within thirty (30) days after it occurs.

Notwithstanding the foregoing, in the event of a Redemption, the Coverage on Insured Loans shall not automatically terminate and may be assigned to Lehman if, within sixty (60) days after the Redemption (a) all of the Loans then insured under the Policy, including, but not limited to, all such Loans then in Default are transferred to Lehman (which may include its affiliate or any successor to Lehman Brothers by virtue of merger or consolidation) and (b) MGIC is notified of such transfer.

Subsequent to any such transfer and assignment as described above, the Insured Loans may be transferred by Lehman (together with assignment by Lehman of the Coverage of the Insured Loans under the Policy) to no more than three Persons (each a "Subsequent Owner") provided that Lehman notifies MGIC within thirty (30) days after each such assignment. Insured Loans not so transferred shall remain insured with Lehman.

In the event of any such assignment to a Subsequent Owner, no further assignment of Coverage shall thereafter be allowed by MGIC to any future new transferee for any Insured Loan.

Upon any permitted assignment of Coverage, whether to Lehman or a Subsequent Owner, the new Insured will be subject to all of the terms and conditions of the Master Policy and any rights and defenses that MGIC may have since inception of the Coverage.

The Master Policy requires that premiums on all Loans be paid in order to maintain Coverage on any Insured Loan. Failure to pay premium on any Insured Loan, irrespective of who is the Insured, may result in the cancellation of Coverage under the Policy of all Insured Loans.

9.

Loan Eligibility Criteria. Under the Master Policy, "Eligibility Criteria" may be established on the Insured Loans by MGIC upon notice to the Insured.  This letter will serve as such notice for purposes of the Master Policy and will apply to all Insured Loans.  All Insured Loans must meet the following Eligibility Criteria as of the Certificate Effective Date or as of such other date as otherwise noted below:

a)

Section 32 (HOEPA) loans.   No Insured Loan can be a loan which would be required to comply with Section 226.32 of the federal truth-in-lending regulations (commonly referred to as a "HOEPA loan").

b)

Delinquencies. For an Insured Loan, the Borrower must have made from the Borrower’s Own Funds (a) the first regular periodic payment and (b) all subsequent regular periodic payments with a scheduled due date earlier than the first day of the month immediately preceding the Certificate Effective Date.  Section 4.2 of the Master Policy shall be deemed to be modified as provided in this clause 10. (b).

c)

Single Property.  Insured Loans may be secured by only one Property.

d)

Property Type and Units.  Insured Loans must be secured by 1-4 family residential properties located in the United States.  Eligible property types include single-family detached and attached (including condominiums, PUDs that meet Fannie Mae or Freddie Mac requirements and cooperative housing).

10.

Select Master Policy for Multiple Loan Transactions. All Coverage issued hereunder shall be subject to the terms and conditions of the MGIC Mortgage Guaranty Select Master Policy for Multiple Loan Transactions [#71-70282 (2/05) with #71-70283 (2/05)], (together, the "Master Policy").

11.

Application for Insurance. Lehman represents and warrants to MGIC that (a) each Insured Loan meets the Eligibility Criteria set forth in Section 9 above, and (b) all of the information in the Application is materially true, correct and accurate. For purposes of the Master Policy, the Application for an Insured Loan shall consist of only the following information provided to MGIC prior to MGIC’s issuance of Coverage on an Insured Loan:

a)

Name of the primary Borrower;

b)

Social security number of the primary Borrower;

c)

Address, city, state, and postal zip code of the Property;

d)

Loan note amount;

e)

Loan closing date;

f)

Loan balance as of Certificate Effective Date;

g)

Property Value; and

h)

Borrower’s debt-to-income ratio as calculated according to the guidelines of the originator of the Loan (the "DTI").

For purposes of Section 2.4 (a) (2) of the Master Policy with respect to Lehman’s representation of item 11(g) above, MGIC agrees that a provider of a valuation of the Property shall be conclusively deemed to have not made a misrepresentation concerning the making of the valuation of the Property used to determine the Property Value (the "Original Value") if the Value Difference is equal to or less than twenty percent (20%) of the Original Value. The Value Difference shall be the amount by which the Original Value of the Property exceeds the valuation determined by a retrospective appraisal of the Property as of the date of the Original Value (the "Retrospective Value") provided by an independent licensed appraiser selected by MGIC on a standard appraisal form in accordance with prevailing professional appraisal practices in effect at the time the Retrospective Value is determined.  The Retrospective Value shall be based on the market conditions existing as of the date of the Original Value. In determining Retrospective Value, the Property shall be deemed to have been, as of such date, in average condition for properties of that age in the neighborhood in which the Property is located, unless the appraiser determining the Retrospective Value reasonably concludes, based on information sources and data (other than the valuation resulting in the Original Value) available to the appraiser, that the Property was in a different condition as of such date.

For purposes of Section 2.2 of the Master Policy with respect to item 11(h) above, MGIC agrees that the Borrower’s DTI as represented in the Application shall be conclusively deemed to have not been misrepresented if the DTI Difference is equal to or less than ten percentage points (for example, if the DTI as represented in the Application is 45 versus 55 when re-calculated).  The DTI Difference shall be the amount by which the DTI represented in the Application is less than the Borrower’s debt-to-income ratio, as of the closing date of the Loan, as re-calculated by MGIC according to the guidelines of the originator of the Loan using information reasonably determined by MGIC to be accurate.

Except for information that is expressly identified above as being included in the Application for an Insured Loan or which relates to representations with respect to Eligibility Criteria, no other information provided to MGIC by Lehman or any other Person in connection with obtaining Coverage on an Insured Loan shall be considered to be included in the Application.  MGIC acknowledges that a) it may receive information about the Insured Loans that is not included in the Application and that does not relate to the Eligibility Criteria ("Supplemental Information"), but that such Supplemental Information shall not be considered to be relied upon by MGIC in issuing Coverage, (b) Lehman and the Insured shall not be deemed to have made any representation or warranty concerning such Supplemental Information, and (c) MGIC shall have no right to rescind or deny coverage for an Insured Loan resulting from any inaccuracy in such Supplemental Information.

12.

Final File.  Lehman will deliver to MGIC a final data file for the loan portfolio described in Section 1 (in a form mutually agreed to by the parties) (the "Final File") of Insurable Loans that meet the Eligibility Criteria. The Final File may include Supplemental Information, but, as provided above, such Supplemental Information shall not be considered to be information included in the Application for an Insured Loan or relied upon by MGIC in issuing Coverage on an Insured Loan.

13.

Servicing of Insured Loans under the Master Policy.  Lehman and the Insured acknowledge that under Section 3.4 of the Master Policy if there is a change of Servicer, Coverage of an Insured Loan continues only if the new Servicer is approved by MGIC, and that under Section 4.5 of the Master Policy a Claim occurring on an Insured Loan when the Servicer for such Insured Loan is not approved by MGIC is excluded from Coverage under the Master Policy.

14.

Accuracy of Information and Representations and Warranties and Covenants.  Lehman acknowledges and agrees that (a) the mortgage loan information for each Insurable Loan included in the Application and provided to MGIC prior to issuance of Coverage is material to MGIC’s decision as to whether to issue such Coverage on such Insurable Loan, and (b) MGIC is relying on such information in issuing such Coverage on such Insurable Loan.

It is understood that information relating to the Insured Loans will be delivered to MGIC by electronic format, and that MGIC will not individually underwrite each Insured Loan to determine whether information included in the Application is true, correct and accurate and whether the Insured Loans meet the Eligibility Criteria.  In extending this offer to insure, MGIC is relying on the truth and accuracy of the information in the Application and Lehman’s representation as to compliance with the Eligibility Criteria relating to the Insured Loans.  The submission of inaccurate information in the Application which, in MGIC's reasonable judgment, is material to the acceptance or pricing of the risk with respect to any Insured Loan or failure to comply with Eligibility Criteria for an Insured Loan, may result in rescission or cancellation of Coverage on the affected Insured Loan, with a refund of all premium paid with respect thereto.  MGIC has no obligation to insure loans which do not meet the requirements of this letter.

For purposes of the Master Policy, all of the representations and warranties and other covenants of Lehman in this letter will be considered to be made on behalf of the Insured under the Master Policy, and the representations and warranties of the Insured in Section 2.2 of the Master Policy shall be deemed to have been made by Lehman on behalf of the Insured. However, MGIC's rights and remedies for a breach thereof shall be limited to MGIC's rights and remedies under the Master Policy and no other rights or remedies of MGIC shall be implied or created by this letter.

15.

Notices.  Copies of all notifications which are addressed to the Insured shall be sent to the attention of:

Diana J. Kenneally, Assistant Vice President

U.S. Bank N.A.

1 Federal Street  3rd Floor

Boston, Massachusetts  02110

16.

Counterparts and Facsimile Signatures.  This letter agreement may be executed in separate counterparts, each of which shall be deemed an original but all of which together will constitute but one agreement, and will become effective when each party has executed one or more counterparts and delivered same to the other parties.  This letter agreement may also be executed by facsimile signatures, which will be as effective as original signatures. All capitalized terms in this letter, unless defined herein, shall have the respective meanings as set forth in the Master Policy.

It is acknowledged that although U.S. Bank has executed this letter prior to its becoming Trustee for the benefit of the holders of the Trust, its execution hereof only will become effective as of the date it becomes Trustee.

If the foregoing terms and conditions accurately reflect the agreement among MGIC, Lehman and U.S. Bank as Trustee, as the Insured, please acknowledge this letter as your request for insurance of the Insured Loans and your acceptance of its terms by signing it in the space provided below at your earliest convenience.

In order for this letter to be binding on MGIC, it must be signed and returned to me within 30 days subsequent to the date of this letter, and the Master Policy must be issued no later than 60 days subsequent to the date of this letter.

Please call me if you have any questions.

Sincerely,

Steven M. Thompson

Vice President, Risk Management

The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Lehman Brothers, Incorporated and by U.S. Bank National Association as Trustee for the Trust.

LEHMAN BROTHERS, INCORPORATED

By:

                                                                               Dated:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION AS TRUSTEE FOR THE STRUCTURED ASSET INVESTMENT LOAN TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3

By:

                                                                               Dated:

Name:

Title:

Mortgage Guaranty Insurance Corporation 250 E. Kilbourn Avenue P.O. Box 488, Milwaukee, Wisconsin 53201	MGIC

Certificate (Covering Multiple Loans)

Mortgage Guaranty Insurance Corporation, 250 E. Kilbourn Avenue/P.O. Box 488, Milwaukee, Wisconsin 53201-0488 (the "Company"), hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on any Loan identified on the attached Certificate Schedule, subject to the terms and conditions of a master policy for multiple loan transactions (the “Master Policy”) identified below, and in reliance on the Insured's Application for insurance.

Insured’s Information	Coverage Information
Insured Name and Mailing Address:
U.S. Bank National Association as Trustee for the	Certificate Issuance Date: March 30, 2005
Structured Asset Investment Loan Trust Mortgage	Certificate Effective Date: March 1, 2005
Pass-Through Certificates, Series 2005-3	Number of Loans Insured: 1,983
60 Livingston Avenue	Aggregate Insured Amount of Loans: $492,733,677.30
Saint Paul, Minnesota 55107	Coverage Amount and Certificate Number for each Loan as shown on attached Certificate Schedule.

Master Policy Information	Premium Information

Master Policy Number: 22-590-4-3187	Premium Rate: 103.5 basis points (annualized)
Premium Type: Monthly
Applicable Endorsements: none	Premium Refundability: Non- Refundable
Renewal Option: Declining
Premium Source: Non-Borrower Paid

Notes

—

The attached Certificate Schedule contains a summary of coverage and premium information on a Loan-by-Loan basis and the Certificate Schedule is incorporated herein and constitutes a part of this Certificate.

—

The premium rates identified on the attached Certificate Schedule do not include any applicable state and local premium taxes for Loans for which such taxes may be due and required to be paid by the Insured, and which will be billed by the Company to the Insured.

—

This Certificate becomes effective without the Insured's execution or return of same.

—

In issuing this Certificate, the Company has relied upon certain information and data received from or on behalf of the Insured, including, but not limited to, information and data contained in one or more electronic file transfers to the Company, as well as information and data summarized in a letter from MGIC to the Insured and any such other parties identified in such letter.  Such information and data and a copy of such letter are attached to this Certificate.

—

All capitalized terms used herein shall have the meaning assigned to such terms in the Master Policy.

INSURED CERTIFICATION: By tendering the initial premium, the Insured certifies that: 1) each of the Loans identified on the attached Certificate Schedule has been closed; 2) Loan information set forth on the attached Certificate Schedule and any other attachments to this Certificate is true and correct and the Company can rely on it in extending coverage to the Loans; 3) none of the Loans is in Default as of its Certificate Effective Date; and 4) as of the Certificate Issuance Date set forth above, the Insured had no knowledge of any material changes in any statement or representation contained in the Application relating to insurance of a Loan.

MGIC

Loan	Amount of		Amount of	MGIC
Number	Insurable Loan	LTV	MGIC Coverage	Certificate Number

Total Number of Insurable Loans:			1,983
Total Amount of Insurable Loans:			$492,733,677.30
Annualized Monthly Premium Rate:			103.5 bp

1	17547555	$ 298,487.03	97.10	39	22407294
2	17624933	$ 105,987.86	95.00	37	22407295
3	17711235	$ 216,000.00	90.00	34	22407296
4	18295253	$ 239,900.00	100.00	40	22407297
5	18323618	$ 108,716.86	82.58	28	22407298
6	18401810	$ 143,652.46	90.00	34	22407299
7	18505768	$ 210,743.93	90.00	34	22407300
8	18505818	$ 393,207.88	95.00	37	22407301
9	18513515	$ 361,835.62	83.50	29	22407302
10	18648840	$ 170,879.31	90.00	34	22407303
11	18664656	$ 161,409.43	90.00	34	22407304
12	18801670	$ 307,926.80	95.00	37	22407305
13	18813550	$ 194,304.68	94.95	37	22407306
14	18883421	$ 331,630.28	95.00	37	22407307
15	18883512	$ 322,542.59	95.00	37	22407308
16	18883538	$ 299,377.78	85.00	30	22407309
17	18883561	$ 296,986.28	85.00	30	22407310
18	18883579	$ 400,000.00	88.89	33	22407311
19	18965392	$ 418,000.00	88.00	32	22407312
20	18965533	$ 518,000.00	89.93	34	22407313
21	19179886	$ 111,563.96	90.00	34	22407314
22	19189398	$ 232,500.00	100.00	40	22407315
23	19613819	$ 134,312.08	94.98	37	22407316
24	19770163	$ 202,345.91	90.00	34	22407317
25	113815872	$ 179,307.35	100.00	40	22409290
26	113939425	$ 169,392.24	100.00	40	22407875
27	114142326	$ 110,267.79	89.94	34	22407487
28	114142458	$ 111,541.09	99.98	40	22407488
29	114144454	$ 130,180.39	90.00	34	22407489
30	114145329	$ 138,445.93	89.99	34	22407490
31	114145501	$ 140,616.83	89.29	33	22407491
32	114146640	$ 151,449.59	89.98	34	22407492
33	114146848	$ 154,941.95	84.45	29	22407493
34	114147085	$ 157,581.33	94.87	37	22407494
35	114147622	$ 165,858.51	89.92	34	22407495
36	114148067	$ 173,224.75	84.76	30	22407496
37	114148190	$ 174,429.63	84.98	30	22407497
38	114148232	$ 175,082.87	95.00	37	22407498
39	114148497	$ 182,173.41	85.00	30	22407499
40	114148612	$ 183,638.95	89.84	34	22407500
41	114149818	$ 210,737.39	81.33	27	22407501
42	114149958	$ 214,419.11	94.41	37	22407502
43	114150006	$ 216,863.18	85.00	30	22407503
44	114150139	$ 220,105.09	84.94	30	22407504
45	114150675	$ 240,635.10	92.07	35	22407505
46	114151301	$ 268,891.85	90.00	34	22407506
47	114151335	$ 270,425.79	84.99	30	22407507
48	114151400	$ 274,544.13	85.00	30	22407508
49	114151855	$ 301,443.92	90.00	34	22407509
50	114152002	$ 312,388.08	95.00	37	22407510
51	114153216	$ 413,347.63	83.84	29	22407511
52	114153307	$ 428,652.67	84.99	30	22407512
53	114153323	$ 430,627.26	83.10	28	22407513
54	114153455	$ 446,663.19	85.00	30	22407514
55	114153992	$ 571,567.92	85.00	30	22407515
56	114157423	$ 103,159.00	89.99	34	22407516
57	114157951	$ 121,990.88	89.98	34	22407517
58	114157977	$ 121,419.66	85.87	31	22407518
59	114158843	$ 151,433.38	95.00	37	22407519
60	114159825	$ 222,961.75	85.00	30	22407520
61	114160062	$ 259,076.19	89.55	33	22407521
62	114192529	$ 109,040.24	85.00	30	22407329
63	114193295	$ 123,498.26	90.00	34	22407335
64	114424922	$ 84,364.87	95.00	37	22407455
65	114427743	$ 123,187.11	92.31	36	22407428
66	114428261	$ 129,247.41	86.42	31	22407464
67	114428790	$ 136,993.51	90.35	34	22407429
68	114428881	$ 138,289.99	94.94	37	22407458
69	114429491	$ 143,965.31	82.55	28	22407437
70	114429731	$ 147,539.77	84.56	30	22407434
71	114429889	$ 149,337.71	94.92	37	22407439
72	114430382	$ 156,674.71	84.96	30	22407432
73	114430507	$ 158,992.53	90.00	34	22407578
74	114431042	$ 165,396.06	85.00	30	22407451
75	114431109	$ 166,117.07	90.00	34	22407467
76	114431158	$ 167,001.10	90.00	34	22407447
77	114431331	$ 169,652.89	88.51	33	22407469
78	114431414	$ 170,466.62	89.99	34	22407436
79	114431448	$ 170,616.12	90.00	34	22407558
80	114431679	$ 172,969.54	85.00	30	22407452
81	114432206	$ 182,147.76	84.88	30	22407449
82	114432438	$ 184,710.72	95.00	37	22407431
83	114432602	$ 188,614.10	89.97	34	22407471
84	114432693	$ 189,358.68	94.98	37	22407422
85	114433212	$ 199,933.32	83.52	29	22407423
86	114433394	$ 207,706.02	85.00	30	22407425
87	114433444	$ 209,147.56	87.40	32	22407460
88	114433485	$ 210,464.27	84.92	30	22407442
89	114433782	$ 219,803.66	95.00	37	22407440
90	114433915	$ 224,377.87	89.99	34	22407453
91	114434004	$ 227,099.51	85.00	30	22407441
92	114434046	$ 227,422.32	95.00	37	22407456
93	114434087	$ 228,829.56	89.98	34	22407445
94	114434111	$ 229,719.10	88.30	33	22407443
95	114434442	$ 245,975.52	90.00	34	22407457
96	114434582	$ 251,155.15	93.28	36	22407465
97	114434673	$ 253,050.15	84.70	30	22407435
98	114434756	$ 255,503.60	84.20	29	22407463
99	114435134	$ 274,592.05	81.64	27	22407450
100	114435316	$ 281,465.55	86.83	31	22407444
101	114435811	$ 307,943.85	94.91	37	22407418
102	114435837	$ 309,402.40	85.00	30	22407459
103	114435886	$ 313,907.24	89.99	34	22407427
104	114436082	$ 326,265.91	85.00	30	22407454
105	114437494	$ 432,129.93	84.05	29	22407466
106	114446552	$ 116,630.87	90.00	34	22407426
107	114446776	$ 121,087.93	89.98	34	22407419
108	114446958	$ 127,190.29	89.11	33	22407446
109	114446974	$ 127,224.04	89.82	34	22407417
110	114447121	$ 130,353.05	89.82	34	22407468
111	114447451	$ 138,915.98	90.00	34	22407563
112	114447626	$ 143,563.19	89.98	34	22407433
113	114447824	$ 147,946.96	82.41	28	22407461
114	114447907	$ 149,421.44	84.91	30	22407421
115	114447956	$ 150,763.86	90.00	34	22407448
116	114448103	$ 154,238.92	88.46	33	22407430
117	114448848	$ 193,463.42	94.99	37	22407438
118	114448855	$ 194,781.74	84.91	30	22407462
119	114449101	$ 211,643.35	85.00	30	22407420
120	114450471	$ 415,555.08	85.00	30	22407424
121	114450588	$ 453,748.73	89.23	33	22407470
122	114465404	$ 96,731.54	85.00	30	22407349
123	114465446	$ 91,990.05	95.00	37	22407355
124	114465461	$ 249,654.79	100.00	40	22407379
125	114465529	$ 274,590.54	100.00	40	22407368
126	114465636	$ 224,620.86	90.00	34	22407369
127	114465859	$ 151,750.09	95.00	37	22407356
128	114465875	$ 119,526.17	92.08	35	22407357
129	114466014	$ 247,058.37	94.99	37	22407358
130	114466022	$ 168,891.79	85.00	30	22407359
131	114466048	$ 216,549.86	99.98	40	22407360
132	114466154	$ 193,175.04	90.00	34	22407380
133	114466162	$ 254,705.51	100.00	40	22407393
134	114466337	$ 114,134.02	90.00	34	22407415
135	114466428	$ 159,773.41	100.00	40	22407381
136	114466451	$ 259,707.40	100.00	40	22407400
137	114466485	$ 169,808.27	100.00	40	22407382
138	114466501	$ 202,832.09	84.68	30	22407401
139	114466535	$ 104,279.42	90.00	34	22407383
140	114466683	$ 332,074.26	100.00	40	22407334
141	114466709	$ 143,736.42	89.44	33	22407343
142	114466790	$ 119,850.30	87.59	32	22407402
143	114466865	$ 197,765.37	90.00	34	22407394
144	114466881	$ 159,355.68	95.00	37	22407361
145	114466923	$ 121,389.15	90.00	34	22407403
146	114466980	$ 230,576.42	95.00	37	22407362
147	114467046	$ 170,657.98	84.98	30	22407363
148	114467079	$ 89,890.57	81.82	27	22407364
149	114467137	$ 193,232.79	90.00	34	22407384
150	114467145	$ 116,806.83	90.00	34	22407350
151	114467178	$ 204,774.68	100.00	40	22407370
152	114467277	$ 112,332.49	90.00	34	22407371
153	114467442	$ 102,443.38	95.00	37	22407404
154	114467467	$ 284,670.86	100.00	40	22407372
155	114467616	$ 350,436.96	90.00	34	22407405
156	114467962	$ 125,102.02	89.64	34	22407330
157	114468101	$ 134,119.16	85.00	30	22407365
158	114468176	$ 125,896.69	90.00	34	22407406
159	114468184	$ 115,414.33	85.00	30	22407373
160	114468192	$ 134,633.48	95.00	37	22407336
161	114468234	$ 116,956.89	85.00	30	22407344
162	114468549	$ 138,331.59	100.00	40	22407395
163	114468689	$ 159,411.23	95.00	37	22407374
164	114468697	$ 260,581.32	90.00	34	22407396
165	114468705	$ 433,149.02	95.00	37	22407375
166	114468754	$ 101,872.04	85.00	30	22407397
167	114468762	$ 130,333.01	90.00	34	22407385
168	114468770	$ 225,000.00	90.00	34	22407376
169	114469133	$ 142,834.86	100.00	40	22407386
170	114469463	$ 188,532.53	90.00	34	22407339
171	114469471	$ 165,470.70	85.00	30	22407387
172	114469620	$ 120,420.44	90.00	34	22407407
173	114469661	$ 307,230.28	85.00	30	22407408
174	114469703	$ 234,567.35	100.00	40	22407409
175	114469760	$ 299,542.04	100.00	40	22407398
176	114469778	$ 347,311.40	84.67	30	22407410
177	114469794	$ 153,737.65	100.00	40	22407337
178	114469802	$ 248,588.41	88.93	33	22407338
179	114469828	$ 171,668.70	86.00	31	22407351
180	114469950	$ 173,878.65	85.00	30	22407340
181	114471063	$ 401,850.00	95.00	37	22407345
182	114471071	$ 305,279.54	89.47	33	22407352
183	114471212	$ 365,642.32	94.99	37	22407366
184	114471386	$ 121,500.00	90.00	34	22407411
185	114471543	$ 322,553.98	95.00	37	22407388
186	114471808	$ 360,461.19	90.00	34	22407389
187	114471840	$ 162,834.73	100.00	40	22407399
188	114471865	$ 179,625.95	100.00	40	22407346
189	114471873	$ 167,200.00	88.00	32	22407353
190	114471881	$ 322,016.28	93.62	36	22407347
191	114471964	$ 458,645.97	99.98	40	22407341
192	114471980	$ 227,677.12	95.00	37	22407377
193	114472137	$ 180,643.82	90.00	34	22407390
194	114472145	$ 256,499.06	90.00	34	22407412
195	114472152	$ 273,837.53	89.85	34	22407348
196	114472186	$ 484,039.99	90.00	34	22407342
197	114472244	$ 305,521.14	90.00	34	22407378
198	114472269	$ 199,654.63	88.89	33	22407391
199	114472285	$ 229,116.41	90.00	34	22407413
200	114472293	$ 117,828.64	88.72	33	22407416
201	114472319	$ 279,770.86	90.00	34	22407333
202	114472350	$ 124,818.49	89.29	33	22407414
203	114472467	$ 115,036.85	90.00	34	22407392
204	114472475	$ 481,240.30	90.00	34	22407354
205	114472525	$ 276,544.56	90.82	34	22407367
206	114475700	$ 480,560.09	95.00	37	22407482
207	114475783	$ 483,311.76	90.00	34	22407478
208	114475833	$ 100,624.73	90.00	34	22407479
209	114476518	$ 246,080.18	85.00	30	22407481
210	114476831	$ 218,214.61	95.00	37	22407486
211	114476856	$ 108,437.45	89.75	34	22407475
212	114476971	$ 116,266.30	88.26	33	22407474
213	114477292	$ 300,593.48	85.00	30	22407472
214	114477326	$ 165,739.80	88.77	33	22407473
215	114477474	$ 191,439.27	95.00	37	22407476
216	114477516	$ 229,057.93	90.00	34	22407477
217	114477862	$ 242,417.76	90.00	34	22407480
218	114478175	$ 274,410.52	89.87	34	22407483
219	114478274	$ 332,957.04	90.00	34	22407484
220	114478399	$ 311,724.67	100.00	40	22407485
221	114582299	$ 322,474.15	85.00	30	22407322
222	114582331	$ 118,946.23	90.00	34	22407323
223	114582372	$ 360,795.94	85.00	30	22407325
224	114582406	$ 390,928.64	90.00	34	22407328
225	114582455	$ 343,699.88	84.98	30	22407318
226	114582497	$ 150,580.25	100.00	40	22407319
227	114583487	$ 170,741.02	90.00	34	22407327
228	114583677	$ 112,347.24	90.00	34	22407320
229	114583693	$ 128,393.97	90.00	34	22407321
230	114583735	$ 575,000.00	84.56	30	22407324
231	114583768	$ 156,977.61	85.00	30	22407326
232	114597990	$ 229,348.17	88.46	33	22407881
233	114604762	$ 337,662.75	95.00	37	22407893
234	114605470	$ 424,427.76	100.00	40	22407885
235	114610207	$ 183,846.93	90.00	34	22407947
236	114611296	$ 106,150.81	85.00	30	22408130
237	114616428	$ 530,189.96	90.00	34	22407894
238	114619505	$ 493,186.18	95.00	37	22407879
239	114619695	$ 403,750.00	95.00	37	22407886
240	114622541	$ 151,200.00	90.00	34	22407880
241	114627789	$ 365,000.00	100.00	40	22407889
242	114629488	$ 328,868.97	90.00	34	22407890
243	114630015	$ 314,999.99	84.00	29	22407882
244	114631658	$ 329,800.00	85.00	30	22407887
245	114632110	$ 224,810.04	90.00	34	22408139
246	114632649	$ 203,783.18	85.00	30	22407892
247	114636657	$ 469,886.56	100.00	40	22407877
248	114637028	$ 183,978.39	94.49	37	22407884
249	114637150	$ 230,000.00	100.00	40	22407876
250	114645310	$ 469,999.98	100.00	40	22407878
251	114645476	$ 347,800.00	94.00	37	22407883
252	114645658	$ 399,999.99	100.00	40	22407888
253	114647910	$ 318,973.65	90.00	34	22407891
254	114819618	$ 42,439.81	85.00	30	22407622
255	114822075	$ 62,844.39	90.00	34	22407714
256	114822695	$ 67,412.36	90.00	34	22407721
257	114824675	$ 84,873.19	85.00	30	22407635
258	114824899	$ 87,076.52	89.99	34	22407705
259	114825250	$ 89,871.26	90.00	34	22407700
260	114826555	$ 100,633.94	90.00	34	22407682
261	114826860	$ 103,337.06	90.00	34	22407767
262	114827207	$ 105,275.23	85.00	30	22407639
263	114827314	$ 106,885.39	90.00	34	22407825
264	114827587	$ 108,705.32	90.00	34	22407567
265	114827942	$ 112,076.71	85.00	30	22407528
266	114828080	$ 113,590.27	90.00	34	22407607
267	114828106	$ 113,733.81	83.21	28	22407665
268	114828148	$ 114,145.79	90.00	34	22407617
269	114828296	$ 115,059.92	90.00	34	22407610
270	114828346	$ 115,437.93	85.00	30	22407565
271	114828353	$ 115,435.39	85.00	30	22407802
272	114828379	$ 115,749.41	95.00	37	22407703
273	114828486	$ 116,209.87	95.00	37	22407778
274	114828528	$ 116,864.61	90.00	34	22407683
275	114828536	$ 116,777.40	90.00	34	22407749
276	114828544	$ 116,777.40	90.00	34	22407750
277	114828601	$ 117,542.86	92.72	36	22407613
278	114828627	$ 117,685.84	90.00	34	22407687
279	114828650	$ 118,186.45	90.00	34	22407768
280	114828718	$ 118,622.77	90.00	34	22407553
281	114828858	$ 119,826.61	92.31	36	22407716
282	114828890	$ 121,359.40	90.00	34	22407619
283	114829260	$ 123,966.36	90.00	34	22407846
284	114829344	$ 124,744.15	85.00	30	22407636
285	114829401	$ 125,247.22	95.00	37	22407761
286	114829518	$ 125,821.21	90.00	34	22407573
287	114829542	$ 125,748.03	86.90	31	22407678
288	114829633	$ 127,114.22	95.00	37	22407708
289	114829658	$ 127,250.10	85.00	30	22407538
290	114829674	$ 127,304.98	85.00	30	22407577
291	114829864	$ 128,387.40	90.00	34	22407568
292	114830060	$ 130,341.00	90.00	34	22407559
293	114830078	$ 130,332.67	90.00	34	22407562
294	114830102	$ 131,040.59	89.99	34	22407781
295	114830110	$ 131,040.59	89.99	34	22407782
296	114830136	$ 131,213.92	90.00	34	22407589
297	114830193	$ 131,437.20	85.00	30	22407819
298	114830227	$ 131,563.43	85.00	30	22407560
299	114830326	$ 132,725.00	94.99	37	22407817
300	114830391	$ 132,764.91	95.00	37	22407805
301	114830474	$ 133,786.76	90.00	34	22407614
302	114830599	$ 134,677.05	90.00	34	22407646
303	114830888	$ 137,506.51	95.00	37	22407664
304	114830938	$ 138,321.74	85.00	30	22407580
305	114830946	$ 138,319.95	85.00	30	22407821
306	114830961	$ 139,183.41	87.19	32	22407529
307	114830987	$ 139,321.47	90.00	34	22407600
308	114831019	$ 139,500.00	90.00	34	22407765
309	114831209	$ 140,158.77	95.00	37	22407527
310	114831217	$ 140,426.70	90.00	34	22407803
311	114831399	$ 142,541.12	85.00	30	22407583
312	114831464	$ 143,116.23	89.98	34	22407526
313	114831514	$ 143,785.17	90.00	34	22407591
314	114831522	$ 143,795.66	85.71	30	22407662
315	114831563	$ 143,750.86	90.00	34	22407555
316	114831589	$ 143,820.56	90.00	34	22407806
317	114831597	$ 143,346.77	90.00	34	22407835
318	114831613	$ 144,261.95	87.58	32	22407659
319	114831738	$ 145,582.48	90.00	34	22407783
320	114831779	$ 146,089.30	90.00	34	22407729
321	114831795	$ 146,491.85	90.00	34	22407718
322	114831803	$ 146,502.08	90.00	34	22407731
323	114831837	$ 147,032.36	90.00	34	22407787
324	114831951	$ 148,349.27	90.00	34	22407838
325	114832181	$ 150,996.00	90.00	34	22407773
326	114832306	$ 151,097.23	90.00	34	22407603
327	114832330	$ 152,822.94	85.00	30	22407644
328	114832363	$ 152,760.10	90.00	34	22407532
329	114832371	$ 152,788.93	85.00	30	22407663
330	114832587	$ 155,917.51	90.00	34	22407609
331	114832637	$ 157,298.03	90.00	34	22407696
332	114832652	$ 157,298.65	90.00	34	22407701
333	114832900	$ 160,764.21	90.00	34	22407828
334	114832918	$ 160,918.33	89.50	33	22407655
335	114832959	$ 161,500.00	95.00	37	22407638
336	114832967	$ 161,288.21	85.00	30	22407596
337	114832991	$ 161,792.27	90.00	34	22407715
338	114833007	$ 161,733.12	90.00	34	22407763
339	114833072	$ 162,343.41	95.00	37	22407772
340	114833247	$ 165,352.95	90.00	34	22407679
341	114833296	$ 166,238.93	90.00	34	22407654
342	114833304	$ 164,745.04	90.00	34	22407670
343	114833403	$ 168,094.94	89.57	34	22407647
344	114833429	$ 168,813.63	95.00	37	22407818
345	114833478	$ 169,770.66	85.00	30	22407590
346	114833486	$ 169,758.76	85.00	30	22407570
347	114833528	$ 170,757.86	95.00	37	22407688
348	114833718	$ 174,633.71	85.78	31	22407754
349	114833726	$ 175,132.66	90.00	34	22407710
350	114833734	$ 175,238.17	90.00	34	22407771
351	114833882	$ 179,732.80	90.00	34	22407637
352	114833916	$ 179,718.31	93.51	36	22407711
353	114833932	$ 180,629.76	90.00	34	22407777
354	114833973	$ 182,360.34	90.00	34	22407812
355	114834138	$ 184,500.00	90.00	34	22407755
356	114834146	$ 184,238.19	90.00	34	22407599
357	114834195	$ 186,073.48	90.00	34	22407651
358	114834310	$ 188,712.92	90.00	34	22407709
359	114834427	$ 191,427.98	90.00	34	22407536
360	114834435	$ 191,499.20	90.00	34	22407566
361	114834500	$ 192,540.36	88.85	33	22407661
362	114834534	$ 193,238.93	87.95	32	22407743
363	114834633	$ 194,530.27	95.00	37	22407627
364	114834864	$ 198,502.23	85.00	30	22407811
365	114834971	$ 201,099.37	95.00	37	22407733
366	114835028	$ 202,190.87	90.00	34	22407585
367	114835036	$ 202,213.53	90.00	34	22407581
368	114835085	$ 203,687.58	86.81	31	22407712
369	114835119	$ 203,724.77	85.00	30	22407572
370	114835135	$ 203,926.49	95.00	37	22407807
371	114835150	$ 203,490.77	90.00	34	22407525
372	114835176	$ 204,427.92	84.89	30	22407542
373	114835226	$ 206,235.02	85.00	30	22407608
374	114835309	$ 207,939.31	85.00	30	22407552
375	114835358	$ 208,612.95	89.70	34	22407615
376	114835374	$ 208,672.29	95.00	37	22407826
377	114835390	$ 209,403.03	90.00	34	22407692
378	114835465	$ 211,102.39	90.00	34	22407830
379	114835556	$ 212,183.61	90.04	34	22407592
380	114835598	$ 213,484.71	90.00	34	22407698
381	114835614	$ 214,614.66	85.00	30	22407554
382	114835622	$ 214,796.54	90.00	34	22407795
383	114835812	$ 218,125.49	89.18	33	22407769
384	114835945	$ 220,224.38	90.00	34	22407799
385	114835986	$ 222,267.90	84.64	30	22407540
386	114835994	$ 222,803.13	90.00	34	22407757
387	114836000	$ 222,845.27	95.00	37	22407574
388	114836067	$ 224,592.02	90.00	34	22407726
389	114836166	$ 229,500.00	90.00	34	22407669
390	114836174	$ 229,190.37	90.00	34	22407676
391	114836182	$ 229,205.71	90.00	34	22407623
392	114836323	$ 232,685.64	100.00	40	22407539
393	114836422	$ 236,054.95	90.00	34	22407833
394	114836455	$ 237,396.71	100.00	40	22407537
395	114836471	$ 238,056.17	90.00	34	22407707
396	114836562	$ 239,543.52	84.21	29	22407545
397	114836653	$ 240,577.00	89.93	34	22407814
398	114836810	$ 247,071.42	90.00	34	22407616
399	114836950	$ 253,556.23	87.59	32	22407650
400	114837073	$ 256,077.44	90.00	34	22407624
401	114837081	$ 256,057.08	90.00	34	22407668
402	114837107	$ 256,187.48	95.00	37	22407752
403	114837206	$ 260,095.73	85.00	30	22407649
404	114837222	$ 260,638.86	90.00	34	22407550
405	114837321	$ 264,565.59	81.54	27	22407837
406	114837347	$ 265,192.76	90.00	34	22407533
407	114837388	$ 267,768.20	90.00	34	22407691
408	114837404	$ 269,006.11	85.00	30	22407618
409	114837495	$ 273,150.00	90.00	34	22407697
410	114837602	$ 276,942.28	95.00	37	22407746
411	114837768	$ 285,281.86	95.00	37	22407796
412	114837784	$ 286,574.43	90.00	34	22407677
413	114837859	$ 288,580.29	85.00	30	22407681
414	114837933	$ 296,557.78	90.00	34	22407792
415	114837941	$ 295,051.41	94.30	37	22407543
416	114837974	$ 296,959.60	85.00	30	22407690
417	114837982	$ 298,780.78	95.00	37	22407758
418	114837990	$ 299,407.28	100.00	40	22407530
419	114838048	$ 303,750.00	90.67	34	22407760
420	114838097	$ 305,415.29	90.00	34	22407766
421	114838279	$ 315,900.00	90.00	34	22407695
422	114838360	$ 322,400.67	95.00	37	22407745
423	114838378	$ 323,000.00	82.40	28	22407808
424	114838386	$ 322,413.10	90.00	34	22407748
425	114838402	$ 323,508.98	90.00	34	22407658
426	114838410	$ 323,605.25	90.00	34	22407522
427	114838469	$ 326,851.28	85.00	30	22407547
428	114838493	$ 328,098.31	90.00	34	22407597
429	114838501	$ 329,278.19	100.00	40	22407524
430	114838535	$ 330,507.16	84.87	30	22407741
431	114838584	$ 332,585.02	90.00	34	22407713
432	114838725	$ 337,110.63	90.00	34	22407548
433	114838832	$ 343,641.46	85.00	30	22407611
434	114838964	$ 356,050.00	95.00	37	22407632
435	114839012	$ 360,512.96	84.94	30	22407723
436	114839020	$ 360,569.76	90.00	34	22407594
437	114839046	$ 363,750.00	95.00	37	22407684
438	114839053	$ 364,105.92	95.00	37	22407800
439	114839111	$ 368,450.59	90.00	34	22407732
440	114839129	$ 369,000.00	90.00	34	22407774
441	114839186	$ 373,532.50	84.04	29	22407621
442	114839210	$ 376,905.08	85.00	30	22407642
443	114839228	$ 379,050.00	95.00	37	22407753
444	114839327	$ 382,045.80	90.00	34	22407734
445	114839343	$ 381,854.20	85.00	30	22407810
446	114839350	$ 381,871.11	90.00	34	22407657
447	114839392	$ 388,507.98	90.00	34	22407584
448	114839426	$ 394,291.63	90.00	34	22407706
449	114839475	$ 399,000.00	92.79	36	22407582
450	114839491	$ 399,859.72	95.00	37	22407634
451	114839566	$ 404,332.80	90.00	34	22407523
452	114839608	$ 411,503.34	88.66	33	22407606
453	114839640	$ 414,000.00	90.00	34	22407693
454	114839657	$ 414,800.00	85.00	30	22407588
455	114839681	$ 416,400.00	89.98	34	22407587
456	114839715	$ 418,500.00	90.00	34	22407759
457	114839756	$ 422,100.00	90.00	34	22407571
458	114839806	$ 424,900.93	95.00	37	22407785
459	114839855	$ 430,350.00	95.00	37	22407815
460	114839889	$ 432,710.28	85.00	30	22407816
461	114839913	$ 435,715.97	90.00	34	22407579
462	114839921	$ 436,500.00	90.00	34	22407747
463	114840002	$ 440,274.21	90.00	34	22407720
464	114840010	$ 440,273.51	90.00	34	22407575
465	114840085	$ 445,432.50	90.00	34	22407605
466	114840176	$ 457,990.43	85.00	30	22407576
467	114840226	$ 461,786.59	90.00	34	22407699
468	114840234	$ 462,591.00	90.00	34	22407602
469	114840259	$ 469,522.23	95.00	37	22407630
470	114840283	$ 474,702.07	85.00	30	22407541
471	114840291	$ 475,082.62	85.00	30	22407535
472	114840358	$ 485,500.00	89.08	33	22407756
473	114840390	$ 487,883.50	85.00	30	22407569
474	114840432	$ 498,934.47	100.00	40	22407551
475	114840481	$ 500,633.17	85.00	30	22407620
476	114840556	$ 512,114.15	95.00	37	22407593
477	114840598	$ 517,500.00	90.00	34	22407626
478	114840630	$ 521,848.21	85.00	30	22407601
479	114840747	$ 541,500.00	95.00	37	22407685
480	114840796	$ 548,767.79	100.00	40	22407564
481	114840820	$ 555,750.00	95.00	37	22407813
482	114840838	$ 561,500.78	90.00	34	22407586
483	114840861	$ 570,000.00	95.00	37	22407653
484	114840887	$ 572,875.04	85.00	30	22407717
485	114840895	$ 575,007.31	90.00	34	22407544
486	114840903	$ 575,961.14	90.00	34	22407557
487	114840929	$ 581,402.80	85.00	30	22407625
488	114841729	$ 125,000.00	83.33	28	22407656
489	114842081	$ 180,500.00	95.00	37	22407788
490	114842131	$ 185,499.81	100.00	40	22407645
491	114842198	$ 207,000.00	90.00	34	22407719
492	114842206	$ 207,000.00	90.00	34	22407779
493	114842230	$ 211,500.00	91.56	35	22407735
494	114842503	$ 256,500.00	95.00	37	22407794
495	114842552	$ 266,000.00	95.00	37	22407742
496	114842628	$ 272,000.00	83.69	29	22407660
497	114842735	$ 301,500.00	90.00	34	22407641
498	114842826	$ 323,100.00	90.00	34	22407790
499	114842875	$ 337,000.00	89.87	34	22407829
500	114843030	$ 358,700.00	85.00	30	22407704
501	114843055	$ 360,899.27	90.00	34	22407737
502	114843071	$ 364,800.00	95.00	37	22407832
503	114843089	$ 365,000.00	89.02	33	22407667
504	114843170	$ 380,950.00	95.00	37	22407671
505	114843295	$ 405,000.00	90.00	34	22407666
506	114843303	$ 408,000.00	85.00	30	22407797
507	114843329	$ 409,500.00	90.00	34	22407738
508	114843337	$ 409,500.00	90.00	34	22407643
509	114843402	$ 423,000.00	90.00	34	22407751
510	114843451	$ 427,500.00	95.00	37	22407604
511	114843469	$ 427,500.00	90.00	34	22407534
512	114843543	$ 441,000.00	90.00	34	22407631
513	114843568	$ 445,500.00	90.00	34	22407776
514	114843642	$ 470,189.06	95.00	37	22407674
515	114843683	$ 483,000.00	92.88	36	22407680
516	114843717	$ 489,250.00	95.00	37	22407727
517	114843725	$ 493,050.00	95.00	37	22407744
518	114843741	$ 504,999.80	87.07	32	22407784
519	114843808	$ 526,500.00	90.00	34	22407780
520	114843907	$ 558,000.00	86.51	31	22407675
521	114843931	$ 582,145.00	90.00	34	22407775
522	114843949	$ 593,750.00	95.00	37	22407612
523	114845746	$ 70,609.27	90.00	34	22407809
524	114846835	$ 101,324.73	92.27	35	22407725
525	114847007	$ 105,689.03	90.00	34	22407820
526	114847312	$ 116,030.14	90.00	34	22407823
527	114847445	$ 120,514.89	89.33	33	22407739
528	114847486	$ 121,648.21	87.00	32	22407730
529	114847858	$ 132,911.40	95.00	37	22407549
530	114847932	$ 136,703.45	90.00	34	22407791
531	114848138	$ 149,294.56	90.00	34	22407628
532	114848195	$ 151,832.98	89.94	34	22407561
533	114848252	$ 154,595.98	89.94	34	22407847
534	114848260	$ 154,684.89	90.00	34	22407673
535	114848344	$ 156,630.61	95.00	37	22407841
536	114848567	$ 166,356.37	90.00	34	22407793
537	114848617	$ 168,181.10	90.00	34	22407844
538	114848658	$ 171,271.39	95.00	37	22407546
539	114848716	$ 175,399.03	90.00	34	22407842
540	114848807	$ 181,665.08	90.00	34	22407770
541	114848872	$ 184,866.78	86.05	31	22407764
542	114849011	$ 197,859.97	90.00	34	22407836
543	114849052	$ 199,345.47	84.98	30	22407689
544	114849078	$ 199,654.63	88.89	33	22407740
545	114849110	$ 202,186.24	90.00	34	22407789
546	114849193	$ 208,701.31	95.00	37	22407736
547	114849276	$ 217,686.85	90.00	34	22407849
548	114849284	$ 219,600.39	84.62	30	22407702
549	114849292	$ 220,977.14	94.11	37	22407834
550	114849300	$ 221,850.00	85.00	30	22407762
551	114849318	$ 221,905.85	90.00	34	22407686
552	114849367	$ 224,845.31	90.00	34	22407801
553	114849458	$ 235,817.44	85.00	30	22407786
554	114849466	$ 236,502.12	90.00	34	22407804
555	114849474	$ 237,319.47	95.00	37	22407827
556	114849540	$ 247,344.42	90.00	34	22407839
557	114849581	$ 253,940.23	90.00	34	22407845
558	114849631	$ 259,447.05	90.00	34	22407848
559	114849649	$ 259,631.81	94.55	37	22407652
560	114849698	$ 263,038.71	85.00	30	22407724
561	114849862	$ 287,514.23	90.00	34	22407831
562	114849995	$ 309,738.89	85.00	30	22407694
563	114850001	$ 312,481.39	85.00	30	22407824
564	114850019	$ 314,460.29	82.89	28	22407822
565	114850076	$ 321,131.96	95.00	37	22407598
566	114850134	$ 341,699.73	90.00	34	22407798
567	114850142	$ 343,544.35	90.00	34	22407640
568	114850175	$ 345,901.66	90.00	34	22407633
569	114850183	$ 346,435.92	95.00	37	22407843
570	114850308	$ 374,000.00	89.05	33	22407531
571	114850373	$ 393,652.39	86.59	31	22407840
572	114850423	$ 408,500.00	95.00	37	22407728
573	114850472	$ 431,339.24	90.00	34	22407595
574	114850530	$ 467,096.70	85.00	30	22407672
575	114922081	$ 310,026.57	85.00	30	22408253
576	114922107	$ 355,241.40	90.00	34	22408439
577	114922131	$ 404,633.16	90.00	34	22408506
578	114922149	$ 144,777.66	90.00	34	22408184
579	114922156	$ 225,130.75	85.00	30	22408119
580	114922164	$ 199,670.50	100.00	40	22407982
581	114922206	$ 160,837.71	90.00	34	22407983
582	114922297	$ 256,268.12	90.00	34	22408094
583	114922313	$ 419,107.49	93.33	36	22407975
584	114922420	$ 323,000.00	95.00	37	22407895
585	114922438	$ 170,735.04	95.00	37	22407918
586	114922461	$ 319,500.00	90.00	34	22408207
587	114922545	$ 251,749.99	95.00	37	22407919
588	114922552	$ 382,000.00	100.00	40	22408208
589	114922644	$ 252,000.00	90.00	34	22408209
590	114922958	$ 475,000.00	100.00	40	22408254
591	114923279	$ 306,000.00	100.00	40	22408156
592	114923600	$ 289,750.00	95.00	37	22408472
593	114923675	$ 143,152.28	85.00	30	22408369
594	114923683	$ 189,736.30	100.00	40	22407941
595	114923691	$ 140,156.36	85.00	30	22408210
596	114923717	$ 197,689.53	90.00	34	22407942
597	114923725	$ 211,141.84	84.60	30	22407920
598	114923733	$ 148,676.82	85.00	30	22407937
599	114923790	$ 220,850.96	85.00	30	22407976
600	114923816	$ 209,705.44	88.98	33	22408004
601	114923824	$ 130,391.96	90.00	34	22408120
602	114923915	$ 499,634.46	82.64	28	22408295
603	114923923	$ 370,322.19	85.00	30	22407966
604	114923956	$ 80,656.72	85.00	30	22407943
605	114924137	$ 169,819.31	85.00	30	22407944
606	114924210	$ 125,908.34	90.00	34	22408440
607	114924335	$ 101,949.82	85.00	30	22408255
608	114924350	$ 107,022.87	90.00	34	22408211
609	114924392	$ 398,784.32	95.00	37	22408056
610	114924434	$ 392,202.82	100.00	40	22408473
611	114924509	$ 174,150.77	85.00	30	22408563
612	114924517	$ 106,119.59	90.00	34	22408368
613	114924582	$ 274,500.00	90.00	34	22408507
614	114924590	$ 191,842.22	95.00	37	22408344
615	114924608	$ 189,000.00	90.00	34	22408345
616	114924731	$ 105,237.50	90.00	34	22408564
617	114924756	$ 290,700.00	90.00	34	22408367
618	114924814	$ 160,899.16	84.74	30	22408508
619	114924889	$ 111,526.62	90.00	34	22408509
620	114924913	$ 288,840.49	85.00	30	22408655
621	114924988	$ 166,228.92	90.00	34	22407945
622	114925019	$ 103,882.00	90.00	34	22407914
623	114925027	$ 113,316.68	90.00	34	22408256
624	114925183	$ 239,820.09	100.00	40	22408257
625	114925191	$ 450,000.00	90.00	34	22408258
626	114925209	$ 127,714.24	90.00	34	22408259
627	114925225	$ 135,778.33	90.00	34	22408474
628	114925282	$ 171,810.44	95.00	37	22408260
629	114925290	$ 181,641.93	90.00	34	22408296
630	114925365	$ 112,367.80	90.00	34	22408413
631	114925399	$ 193,341.07	90.00	34	22408565
632	114925431	$ 425,261.33	95.00	37	22408566
633	114925464	$ 77,935.93	100.00	40	22408567
634	114925472	$ 232,200.00	90.00	34	22408121
635	114925480	$ 409,167.63	90.00	34	22408122
636	114925522	$ 373,722.43	85.00	30	22407967
637	114925589	$ 287,756.85	90.00	34	22408157
638	114925852	$ 304,784.73	82.43	28	22408185
639	114925993	$ 152,894.17	82.70	28	22408212
640	114926058	$ 136,589.86	82.04	27	22408057
641	114926074	$ 244,802.71	100.00	40	22408058
642	114926215	$ 139,385.08	90.00	34	22408568
643	114926256	$ 319,259.30	90.00	34	22408364
644	114926272	$ 391,185.37	90.00	34	22408059
645	114926322	$ 107,276.49	95.00	37	22408213
646	114926348	$ 227,455.44	90.00	34	22407946
647	114926447	$ 217,631.77	90.00	34	22408123
648	114926496	$ 283,233.59	90.00	34	22408214
649	114926504	$ 234,845.49	100.00	40	22408342
650	114926629	$ 209,861.92	93.33	36	22408215
651	114926660	$ 305,000.00	100.00	40	22408124
652	114926819	$ 179,908.62	100.00	40	22408186
653	114926843	$ 229,349.11	90.00	34	22408401
654	114926975	$ 441,000.00	90.00	34	22408475
655	114927023	$ 211,085.00	100.00	40	22408441
656	114927031	$ 215,831.49	90.00	34	22408569
657	114927049	$ 36,101.24	85.00	30	22408510
658	114927056	$ 209,775.37	100.00	40	22408442
659	114927114	$ 395,348.91	90.00	34	22407921
660	114927205	$ 314,310.45	85.00	30	22408336
661	114927437	$ 268,403.63	85.00	30	22408158
662	114927494	$ 398,659.81	95.00	37	22408060
663	114927569	$ 329,000.00	96.76	38	22408352
664	114927593	$ 284,732.17	95.00	37	22408353
665	114927601	$ 377,668.12	90.00	34	22408476
666	114927767	$ 368,464.16	89.56	34	22408556
667	114927825	$ 120,710.35	89.48	33	22408403
668	114927858	$ 271,808.98	85.00	30	22408659
669	114927890	$ 127,423.94	85.00	30	22408660
670	114927908	$ 548,250.00	85.00	30	22408560
671	114927981	$ 328,500.00	90.00	34	22408150
672	114928013	$ 512,000.00	93.09	36	22408661
673	114928112	$ 319,908.46	90.00	34	22408155
674	114928153	$ 215,736.83	90.00	34	22408251
675	114928161	$ 323,000.00	95.00	37	22408557
676	114928187	$ 450,604.50	95.00	37	22408042
677	114928203	$ 499,074.80	89.45	33	22408089
678	114928237	$ 238,319.42	90.00	34	22408095
679	114928245	$ 301,500.00	90.00	34	22408182
680	114928260	$ 362,458.42	85.00	30	22408151
681	114928310	$ 291,650.00	95.00	37	22408658
682	114928344	$ 206,443.47	82.68	28	22408558
683	114928401	$ 332,710.47	90.00	34	22408216
684	114928476	$ 263,294.44	85.00	30	22408363
685	114928484	$ 209,845.70	87.50	32	22408570
686	114928542	$ 400,166.82	90.00	34	22408571
687	114928559	$ 234,000.00	90.00	34	22407979
688	114928575	$ 212,213.89	85.00	30	22408118
689	114928641	$ 388,890.46	95.00	37	22408090
690	114928658	$ 88,924.64	85.00	30	22407980
691	114928690	$ 172,379.22	100.00	40	22408656
692	114928708	$ 185,176.91	85.00	30	22408662
693	114928740	$ 157,400.59	90.00	34	22408398
694	114928856	$ 108,702.56	90.00	34	22408043
695	114928872	$ 118,589.79	91.35	35	22408152
696	114928898	$ 257,164.74	95.00	37	22408399
697	114929003	$ 251,677.50	90.00	34	22408091
698	114929052	$ 365,000.00	93.11	36	22408561
699	114929136	$ 175,677.36	85.00	30	22408327
700	114929144	$ 265,062.61	90.00	34	22408183
701	114929169	$ 319,281.23	90.00	34	22408160
702	114929235	$ 349,999.98	100.00	40	22407981
703	114929276	$ 451,800.00	90.00	34	22408559
704	114929318	$ 335,000.00	89.33	33	22408154
705	114929383	$ 220,866.12	83.40	29	22408657
706	114929409	$ 163,180.51	85.00	30	22408044
707	114929441	$ 152,745.94	90.00	34	22408252
708	114929565	$ 172,433.99	85.00	30	22407968
709	114929656	$ 298,772.32	95.00	37	22408005
710	114929672	$ 146,962.51	85.00	30	22408061
711	114929714	$ 274,306.25	84.46	29	22408328
712	114929730	$ 389,500.00	95.00	37	22407917
713	114929755	$ 200,796.00	100.00	40	22408026
714	114929797	$ 124,928.08	86.21	31	22408421
715	114929839	$ 158,859.48	85.00	30	22408477
716	114929847	$ 364,733.98	87.02	32	22408045
717	114929870	$ 270,074.03	85.00	30	22408217
718	114929920	$ 125,767.10	90.00	34	22407896
719	114929938	$ 299,715.34	89.55	33	22408096
720	114930027	$ 202,500.00	90.00	34	22408261
721	114930035	$ 152,894.06	85.00	30	22408511
722	114930076	$ 474,650.99	87.96	32	22408443
723	114930100	$ 356,661.26	88.81	33	22408572
724	114930118	$ 445,935.04	84.20	29	22408478
725	114930266	$ 140,141.13	82.02	27	22408365
726	114930522	$ 394,685.68	87.78	32	22408573
727	114930589	$ 349,200.00	90.00	34	22408218
728	114930597	$ 310,250.00	85.00	30	22408371
729	114930605	$ 224,815.56	90.00	34	22408512
730	114930639	$ 146,677.02	95.00	37	22408377
731	114930647	$ 183,990.03	90.00	34	22408429
732	114930738	$ 373,661.89	86.98	32	22408574
733	114930779	$ 141,640.51	90.00	34	22408262
734	114930852	$ 452,700.00	100.00	40	22408422
735	114930894	$ 432,077.61	83.17	28	22408575
736	114930910	$ 395,027.26	85.00	30	22408576
737	114930993	$ 173,349.15	84.63	30	22408577
738	114931181	$ 242,250.00	95.00	37	22408653
739	114931215	$ 422,952.33	85.00	30	22408578
740	114931280	$ 319,937.05	90.00	34	22408046
741	114931306	$ 133,099.15	90.00	34	22408125
742	114931397	$ 208,050.00	95.00	37	22408006
743	114931421	$ 423,524.74	85.00	30	22407922
744	114931439	$ 399,810.47	90.00	34	22407897
745	114931462	$ 175,401.09	90.00	34	22408513
746	114931512	$ 580,000.00	100.00	40	22408297
747	114931546	$ 374,900.00	100.00	40	22408514
748	114931579	$ 301,549.57	85.00	30	22408405
749	114931595	$ 335,425.23	83.94	29	22408263
750	114931637	$ 347,531.33	83.65	29	22407898
751	114931660	$ 465,500.00	95.00	37	22408370
752	114931702	$ 200,246.74	94.98	37	22408479
753	114931827	$ 113,908.38	95.00	37	22408480
754	114931942	$ 211,492.92	85.00	30	22408027
755	114932080	$ 249,840.26	100.00	40	22408298
756	114932098	$ 341,719.66	90.00	34	22408373
757	114932163	$ 246,358.18	85.00	30	22408264
758	114932288	$ 242,068.40	95.00	37	22408579
759	114932320	$ 283,500.00	90.00	34	22408444
760	114932346	$ 158,400.98	89.55	33	22408427
761	114932353	$ 379,646.33	95.00	37	22408515
762	114932544	$ 350,748.24	90.00	34	22407984
763	114932635	$ 161,894.02	90.00	34	22408126
764	114932700	$ 411,019.41	95.00	37	22408432
765	114932833	$ 311,356.91	95.00	37	22408299
766	114932924	$ 432,250.00	95.00	37	22408300
767	114932965	$ 441,678.47	81.85	27	22408187
768	114932973	$ 280,321.13	85.00	30	22408219
769	114933005	$ 135,906.87	85.00	30	22408301
770	114933187	$ 195,826.22	87.11	32	22408412
771	114933245	$ 288,736.19	85.00	30	22408516
772	114933484	$ 186,532.48	90.00	34	22408161
773	114933781	$ 110,374.00	100.00	40	22408188
774	114934193	$ 194,588.78	95.00	37	22408517
775	114934409	$ 148,383.92	90.00	34	22408220
776	114934615	$ 184,148.63	95.00	37	22408580
777	114935117	$ 179,867.74	90.00	34	22408581
778	114935638	$ 131,961.21	95.00	37	22408518
779	114935778	$ 129,740.92	86.67	31	22408047
780	114935794	$ 184,848.06	88.10	32	22408481
781	114935893	$ 231,871.94	89.92	34	22408445
782	114935927	$ 272,700.00	90.00	34	22408007
783	114935976	$ 205,886.82	85.94	31	22407923
784	114936008	$ 160,991.68	90.00	34	22408127
785	114936016	$ 310,208.21	90.00	34	22408221
786	114936024	$ 355,000.00	100.00	40	22408028
787	114936057	$ 249,785.75	88.97	33	22408029
788	114936172	$ 173,250.00	90.00	34	22408519
789	114936255	$ 408,115.76	85.00	30	22408128
790	114936321	$ 223,999.99	89.60	34	22408520
791	114936339	$ 324,792.76	100.00	40	22408582
792	114936354	$ 214,840.12	100.00	40	22408583
793	114936396	$ 284,544.93	85.00	30	22408097
794	114936438	$ 130,412.43	90.00	34	22408098
795	114936453	$ 140,170.14	85.00	30	22408482
796	114936487	$ 135,834.34	85.00	30	22408428
797	114936602	$ 203,358.00	100.00	40	22408360
798	114936693	$ 138,302.31	89.95	34	22407969
799	114936735	$ 152,912.88	85.00	30	22408222
800	114936826	$ 127,339.38	85.00	30	22408414
801	114936834	$ 440,999.99	90.00	34	22408162
802	114937121	$ 376,000.00	100.00	40	22408008
803	114937204	$ 331,275.30	85.00	30	22408265
804	114937279	$ 409,830.40	95.00	37	22408009
805	114937303	$ 400,130.84	87.07	32	22408030
806	114937436	$ 364,050.44	85.00	30	22408048
807	114937519	$ 327,509.18	95.00	37	22408129
808	114937642	$ 278,737.81	90.00	34	22408266
809	114937733	$ 436,641.09	87.40	32	22408483
810	114937741	$ 323,733.89	90.00	34	22408584
811	114937873	$ 109,460.00	90.00	34	22408380
812	114937915	$ 122,314.47	88.70	33	22408062
813	114938061	$ 148,401.36	90.00	34	22408397
814	114938079	$ 125,896.51	90.00	34	22408163
815	114938087	$ 163,670.94	90.00	34	22408446
816	114938129	$ 229,329.68	85.00	30	22408302
817	114938145	$ 208,068.93	85.00	30	22408385
818	114938152	$ 260,833.57	90.00	34	22408447
819	114938210	$ 156,633.67	95.00	37	22408585
820	114938285	$ 193,370.16	90.00	34	22408521
821	114938301	$ 403,431.89	95.00	37	22408131
822	114938327	$ 323,747.24	90.00	34	22408484
823	114938350	$ 312,589.51	90.00	34	22407948
824	114938376	$ 132,908.92	95.00	37	22408223
825	114938442	$ 199,148.71	95.00	37	22407949
826	114938459	$ 369,658.30	100.00	40	22408303
827	114938525	$ 179,657.51	90.00	34	22408010
828	114938533	$ 348,230.82	85.00	30	22408343
829	114938541	$ 301,224.77	90.00	34	22408224
830	114938558	$ 399,282.02	90.00	34	22408431
831	114938574	$ 184,936.31	95.00	37	22407985
832	114938624	$ 192,869.18	100.00	40	22408586
833	114938632	$ 301,309.70	90.00	34	22408063
834	114938657	$ 407,027.37	90.00	34	22408267
835	114938723	$ 130,383.16	90.00	34	22408164
836	114938764	$ 440,581.55	90.00	34	22408384
837	114938780	$ 412,842.52	95.00	37	22408031
838	114938806	$ 153,387.45	86.11	31	22408011
839	114938830	$ 301,232.69	90.00	34	22408165
840	114938863	$ 244,695.92	81.67	27	22407950
841	114938871	$ 399,631.30	88.89	33	22408132
842	114938897	$ 166,388.28	90.00	34	22407970
843	114938939	$ 449,530.17	90.00	34	22408304
844	114938947	$ 249,760.49	82.51	28	22408133
845	114938996	$ 143,698.58	90.00	34	22407924
846	114939002	$ 318,300.02	90.00	34	22408134
847	114939051	$ 328,230.73	90.00	34	22408448
848	114939077	$ 386,592.10	90.00	34	22408522
849	114939085	$ 244,555.83	90.00	34	22408166
850	114939093	$ 195,362.01	85.00	30	22408523
851	114939135	$ 159,645.43	85.00	30	22408388
852	114939176	$ 331,766.90	89.99	34	22408485
853	114939184	$ 437,000.00	95.00	37	22408225
854	114939192	$ 162,298.80	95.00	37	22408449
855	114939218	$ 134,893.63	90.00	34	22408167
856	114939242	$ 115,119.50	90.00	34	22408524
857	114939333	$ 191,085.33	90.00	34	22408450
858	114939341	$ 416,731.07	95.00	37	22408375
859	114939366	$ 454,081.07	90.00	34	22408268
860	114939499	$ 314,726.12	90.00	34	22408525
861	114939507	$ 314,726.12	90.00	34	22408526
862	114939515	$ 266,780.71	100.00	40	22408408
863	114939549	$ 297,153.37	85.00	30	22408527
864	114939556	$ 322,681.51	95.00	37	22408587
865	114939630	$ 226,585.00	90.00	34	22408588
866	114939911	$ 193,386.34	100.00	40	22408589
867	114940380	$ 116,479.39	90.00	34	22408064
868	114940489	$ 112,863.63	90.00	34	22408329
869	114941016	$ 499,593.17	94.52	37	22408168
870	114941065	$ 356,606.48	89.92	34	22407951
871	114941081	$ 395,700.17	90.00	34	22408305
872	114941156	$ 360,745.21	95.00	37	22408189
873	114941164	$ 405,149.09	90.00	34	22408528
874	114941172	$ 449,435.76	90.00	34	22408012
875	114941222	$ 314,731.43	90.00	34	22408099
876	114941230	$ 341,777.42	88.83	33	22408032
877	114941339	$ 318,395.94	85.00	30	22407899
878	114941370	$ 303,104.61	90.00	34	22408269
879	114941388	$ 347,811.01	85.00	30	22407986
880	114941438	$ 498,715.28	100.00	40	22408451
881	114941545	$ 259,371.19	90.00	34	22408033
882	114941586	$ 309,740.83	88.57	33	22408226
883	114941602	$ 297,304.40	85.00	30	22408486
884	114941628	$ 427,153.02	95.00	37	22408135
885	114941636	$ 310,050.13	85.00	30	22408065
886	114941644	$ 238,296.65	90.00	34	22408169
887	114941685	$ 178,367.53	85.00	30	22407971
888	114941693	$ 465,147.55	95.00	37	22408452
889	114941776	$ 190,858.25	84.89	30	22408330
890	114941800	$ 369,500.64	85.00	30	22408362
891	114941818	$ 359,724.70	90.00	34	22408270
892	114941826	$ 246,309.60	85.00	30	22408590
893	114941842	$ 370,187.20	95.00	37	22408332
894	114941917	$ 346,484.82	95.00	37	22408425
895	114941941	$ 148,395.18	90.00	34	22408170
896	114942022	$ 499,086.51	90.00	34	22408591
897	114942147	$ 321,600.00	89.62	34	22407900
898	114942220	$ 267,900.00	95.00	37	22408100
899	114942246	$ 292,162.20	90.00	34	22407902
900	114942279	$ 239,000.00	81.02	26	22408592
901	114942329	$ 191,683.68	83.48	29	22407952
902	114942352	$ 134,914.79	90.00	34	22408306
903	114942386	$ 283,861.33	95.00	37	22408066
904	114942410	$ 166,250.00	92.36	36	22407903
905	114942469	$ 213,106.15	85.00	30	22407904
906	114942477	$ 451,250.00	95.00	37	22407925
907	114942485	$ 169,891.37	100.00	40	22408227
908	114942493	$ 193,675.32	90.00	34	22407987
909	114942576	$ 181,999.27	90.00	34	22407999
910	114942618	$ 182,400.00	95.00	37	22408049
911	114942642	$ 269,593.94	90.00	34	22407926
912	114942675	$ 307,813.41	88.00	32	22408593
913	114942741	$ 120,578.68	85.00	30	22408101
914	114942857	$ 159,768.67	100.00	40	22408190
915	114942980	$ 254,073.24	90.00	34	22408529
916	114943020	$ 238,500.00	90.00	34	22408594
917	114943046	$ 180,000.00	90.00	34	22408418
918	114943095	$ 180,000.00	87.80	32	22408453
919	114943160	$ 418,500.00	90.00	34	22408595
920	114943236	$ 255,550.00	95.00	37	22408530
921	114943277	$ 365,454.60	95.00	37	22408487
922	114943301	$ 307,000.00	100.00	40	22408338
923	114943426	$ 264,563.43	82.81	28	22408013
924	114943533	$ 265,775.43	95.00	37	22408191
925	114943558	$ 101,860.10	80.95	26	22407953
926	114943772	$ 230,206.82	85.00	30	22408228
927	114943830	$ 391,200.61	90.00	34	22408034
928	114943863	$ 211,295.42	90.00	34	22408067
929	114943970	$ 210,688.98	85.00	30	22408136
930	114943988	$ 450,842.06	95.00	37	22408596
931	114944127	$ 211,347.68	90.00	34	22408454
932	114944226	$ 369,000.00	88.92	33	22408192
933	114944242	$ 184,334.82	90.00	34	22408455
934	114944259	$ 351,203.24	95.00	37	22408382
935	114944267	$ 237,000.00	89.43	33	22408307
936	114944291	$ 503,500.00	95.00	37	22408437
937	114944309	$ 315,000.00	90.00	34	22408597
938	114944325	$ 229,311.51	85.00	30	22408488
939	114944432	$ 306,000.00	98.71	40	22408598
940	114944440	$ 160,524.67	85.00	30	22408599
941	114944531	$ 449,597.13	94.74	37	22408000
942	114944564	$ 173,850.18	89.69	34	22408193
943	114944572	$ 265,821.16	95.00	37	22408271
944	114944598	$ 342,000.00	83.41	29	22407927
945	114944606	$ 440,675.98	90.00	34	22408489
946	114944614	$ 336,857.85	90.00	34	22407905
947	114944622	$ 296,814.45	90.00	34	22408366
948	114944630	$ 333,680.47	90.00	34	22408339
949	114944655	$ 348,434.72	90.00	34	22408229
950	114944663	$ 104,444.87	90.00	34	22407915
951	114944671	$ 475,000.00	95.00	37	22408372
952	114944689	$ 339,389.54	85.00	30	22407988
953	114944713	$ 305,728.70	90.00	34	22408340
954	114944812	$ 336,715.48	94.93	37	22408068
955	114944838	$ 385,813.46	90.00	34	22408069
956	114944853	$ 314,241.69	85.00	30	22408230
957	114944887	$ 315,000.00	90.00	34	22408070
958	114944937	$ 259,831.00	85.00	30	22408308
959	114944945	$ 364,200.62	90.00	34	22408231
960	114944978	$ 344,234.93	90.00	34	22407989
961	114945074	$ 417,050.00	95.00	37	22408171
962	114945108	$ 181,312.61	95.00	37	22408531
963	114945124	$ 157,158.58	85.00	30	22408456
964	114945132	$ 427,638.66	85.60	30	22408490
965	114945157	$ 373,193.24	90.00	34	22408331
966	114945165	$ 476,567.95	90.00	34	22408457
967	114945181	$ 191,056.66	85.00	30	22408400
968	114945256	$ 412,957.74	95.00	37	22408532
969	114945272	$ 359,757.95	100.00	40	22408600
970	114945298	$ 171,599.14	85.00	30	22408381
971	114945421	$ 156,489.47	90.00	34	22408194
972	114945504	$ 299,513.45	95.00	37	22408341
973	114945512	$ 152,906.35	90.00	34	22408393
974	114946114	$ 114,941.61	100.00	40	22408601
975	114946122	$ 202,366.86	90.00	34	22408102
976	114946312	$ 124,052.05	90.00	34	22408309
977	114946569	$ 224,848.72	100.00	40	22408409
978	114946577	$ 160,354.91	89.92	34	22408071
979	114946668	$ 159,022.21	90.00	34	22407990
980	114946676	$ 26,887.79	90.00	34	22408491
981	114946742	$ 221,350.00	95.00	37	22407991
982	114946759	$ 188,896.55	90.00	34	22408430
983	114946775	$ 143,099.65	90.00	34	22407906
984	114946791	$ 169,048.05	90.00	34	22408533
985	114946809	$ 205,062.31	90.00	34	22408310
986	114946916	$ 112,132.73	85.00	30	22408232
987	114946965	$ 176,000.00	88.00	32	22407954
988	114947005	$ 158,338.09	90.00	34	22408195
989	114947021	$ 226,604.15	89.72	34	22407907
990	114947070	$ 175,951.95	95.00	37	22407955
991	114947369	$ 202,137.41	85.00	30	22408426
992	114947500	$ 208,855.56	95.00	37	22408172
993	114947518	$ 162,000.00	100.00	40	22408272
994	114947526	$ 217,800.00	90.00	34	22408311
995	114947617	$ 104,433.36	95.00	37	22407977
996	114947799	$ 173,582.26	90.00	34	22408602
997	114947831	$ 161,852.12	94.74	37	22408603
998	114947971	$ 215,873.13	90.00	34	22408458
999	114948094	$ 267,853.30	100.00	40	22408035
1000	114948102	$ 197,879.48	94.31	37	22408196
1001	114948110	$ 214,933.86	90.00	34	22408233
1002	114948276	$ 251,791.39	90.00	34	22408273
1003	114948300	$ 269,833.03	90.00	34	22408534
1004	114948334	$ 238,000.00	85.00	30	22408197
1005	114948383	$ 249,774.57	83.33	28	22408386
1006	114948441	$ 214,850.53	85.66	30	22408274
1007	114948532	$ 268,200.00	90.00	34	22408492
1008	114948813	$ 116,905.97	90.00	34	22408604
1009	114949035	$ 152,883.92	90.00	34	22408424
1010	114949084	$ 178,856.14	100.00	40	22408493
1011	114949126	$ 217,482.37	85.00	30	22408605
1012	114949258	$ 135,911.49	100.00	40	22408606
1013	114949266	$ 167,296.48	90.00	34	22408607
1014	114949290	$ 292,300.73	90.00	34	22408608
1015	114949357	$ 156,625.26	95.00	37	22408609
1016	114949365	$ 182,372.48	89.02	33	22408610
1017	114949449	$ 375,000.00	100.00	40	22408137
1018	114949472	$ 252,551.44	85.00	30	22408014
1019	114949506	$ 367,286.26	85.98	31	22407956
1020	114949522	$ 323,000.00	85.00	30	22408611
1021	114949589	$ 274,263.65	90.00	34	22408036
1022	114949662	$ 292,238.13	90.00	34	22408275
1023	114949704	$ 179,866.41	90.00	34	22408346
1024	114949894	$ 343,887.69	89.61	34	22408276
1025	114949902	$ 403,418.39	85.00	30	22408402
1026	114949969	$ 422,750.00	95.00	37	22408103
1027	114949977	$ 239,736.28	100.00	40	22407957
1028	114949985	$ 139,325.07	90.00	34	22408050
1029	114950009	$ 222,135.02	90.00	34	22408535
1030	114950074	$ 309,969.04	90.00	34	22407908
1031	114950116	$ 394,646.05	90.00	34	22408015
1032	114950157	$ 172,000.00	100.00	40	22407958
1033	114950231	$ 179,859.58	90.00	34	22408312
1034	114950256	$ 225,091.02	85.00	30	22408277
1035	114950264	$ 300,687.62	85.00	30	22408459
1036	114950280	$ 108,000.00	81.20	27	22408016
1037	114950363	$ 332,740.23	90.00	34	22408104
1038	114950405	$ 292,255.47	89.18	33	22408347
1039	114950421	$ 557,650.00	95.00	37	22407959
1040	114950462	$ 169,074.17	90.00	34	22408395
1041	114950470	$ 364,195.28	90.00	34	22407978
1042	114950512	$ 446,115.56	88.42	33	22408105
1043	114950538	$ 271,644.74	85.00	30	22407992
1044	114950546	$ 274,002.35	90.00	34	22408017
1045	114950611	$ 294,260.97	95.00	37	22408018
1046	114950637	$ 149,870.85	85.71	30	22408072
1047	114950660	$ 407,445.05	85.00	30	22408019
1048	114950678	$ 197,821.00	99.00	40	22408198
1049	114950827	$ 324,500.00	86.30	31	22408073
1050	114950835	$ 164,888.16	100.00	40	22408234
1051	114950876	$ 113,287.97	90.00	34	22408138
1052	114950934	$ 305,728.70	90.00	34	22408313
1053	114950991	$ 179,859.58	90.00	34	22408333
1054	114951064	$ 333,000.00	87.63	32	22408314
1055	114951114	$ 144,876.13	89.51	33	22408173
1056	114951197	$ 202,349.72	90.00	34	22408612
1057	114951213	$ 427,094.36	90.00	34	22408613
1058	114951379	$ 430,596.75	85.00	30	22408494
1059	114951395	$ 281,834.99	90.00	34	22408174
1060	114951460	$ 202,500.00	90.00	34	22408354
1061	114951536	$ 341,730.54	95.00	37	22408536
1062	114951544	$ 365,385.89	90.00	34	22408460
1063	114951551	$ 179,855.34	90.00	34	22408614
1064	114951569	$ 292,295.62	90.00	34	22408495
1065	114951601	$ 328,246.27	90.00	34	22408355
1066	114951668	$ 488,499.99	84.96	30	22408278
1067	114951700	$ 250,000.00	100.00	40	22408615
1068	114951726	$ 254,820.02	85.00	30	22408433
1069	114951759	$ 152,868.01	90.00	34	22408461
1070	114951791	$ 310,052.16	85.00	30	22408420
1071	114951841	$ 240,000.00	87.27	32	22408462
1072	114951866	$ 337,345.00	95.00	37	22408315
1073	114951882	$ 379,785.85	82.61	28	22408496
1074	114951981	$ 378,795.33	85.00	30	22408616
1075	114952104	$ 231,522.81	94.00	37	22408617
1076	114952112	$ 458,659.35	90.00	34	22408463
1077	114952203	$ 360,995.03	85.00	30	22408618
1078	114952245	$ 279,953.99	94.98	37	22408619
1079	114952278	$ 339,707.26	85.00	30	22408497
1080	114952286	$ 341,693.81	90.00	34	22408620
1081	114952336	$ 495,000.00	90.00	34	22408621
1082	114952377	$ 449,499.99	89.99	34	22407928
1083	114952484	$ 185,187.74	85.00	30	22408074
1084	114952518	$ 164,891.51	100.00	40	22408075
1085	114952559	$ 216,487.40	85.00	30	22408622
1086	114952591	$ 332,494.19	90.00	34	22407929
1087	114952609	$ 164,883.30	86.84	31	22408235
1088	114952641	$ 99,375.45	89.19	33	22408316
1089	114952658	$ 329,812.09	100.00	40	22407916
1090	114952740	$ 189,891.80	100.00	40	22408001
1091	114952757	$ 400,123.64	90.00	34	22408106
1092	114952773	$ 158,521.23	95.00	37	22408623
1093	114952872	$ 152,784.41	90.00	34	22407909
1094	114952914	$ 215,737.35	90.00	34	22407930
1095	114952955	$ 248,687.78	95.00	37	22408076
1096	114952963	$ 318,342.08	85.00	30	22407993
1097	114953011	$ 233,465.78	85.00	30	22407960
1098	114953102	$ 162,792.90	90.00	34	22408624
1099	114953151	$ 314,701.12	90.00	34	22408279
1100	114953201	$ 147,378.85	89.94	34	22408415
1101	114953326	$ 224,813.74	90.00	34	22408625
1102	114953359	$ 332,272.33	95.00	37	22408406
1103	114953383	$ 477,685.72	100.00	40	22408464
1104	114953433	$ 355,500.00	90.00	34	22408465
1105	114953474	$ 375,700.00	85.00	30	22408626
1106	114953482	$ 427,243.67	95.00	37	22408349
1107	114953490	$ 177,891.05	82.79	28	22408537
1108	114953581	$ 409,196.09	90.00	34	22408562
1109	114953599	$ 114,686.00	90.00	34	22408538
1110	114953623	$ 130,398.19	90.00	34	22408037
1111	114953805	$ 146,120.14	85.00	30	22408002
1112	114953870	$ 48,576.35	90.00	34	22408407
1113	114953920	$ 309,961.25	85.00	30	22408280
1114	114953995	$ 180,343.06	95.00	37	22408107
1115	114954001	$ 151,891.09	95.00	37	22408108
1116	114954068	$ 314,754.27	90.00	34	22408236
1117	114954076	$ 131,657.95	85.00	30	22408379
1118	114954084	$ 174,129.47	85.00	30	22408109
1119	114954100	$ 50,361.45	90.00	34	22408350
1120	114954118	$ 154,887.25	100.00	40	22408281
1121	114954126	$ 314,535.64	88.73	33	22407961
1122	114954209	$ 161,273.57	95.00	37	22408051
1123	114954233	$ 132,206.15	90.00	34	22408077
1124	114954266	$ 26,958.57	90.00	34	22407931
1125	114954324	$ 213,842.76	89.17	33	22408317
1126	114954498	$ 121,409.83	90.00	34	22408318
1127	114954506	$ 256,291.81	90.00	34	22408237
1128	114954530	$ 224,817.38	90.00	34	22408282
1129	114954548	$ 265,294.92	90.00	34	22408283
1130	114954571	$ 103,619.10	85.00	30	22408436
1131	114954597	$ 159,386.62	95.00	37	22408319
1132	114954613	$ 134,786.25	90.00	34	22408284
1133	114954738	$ 404,684.06	88.04	32	22408285
1134	114954746	$ 124,913.09	88.03	32	22408238
1135	114954795	$ 121,410.73	90.00	34	22408320
1136	114954852	$ 174,486.37	90.00	34	22408351
1137	114954878	$ 399,207.93	85.00	30	22408239
1138	114954944	$ 146,131.60	95.00	37	22408321
1139	114954993	$ 305,825.76	90.00	34	22408466
1140	114955008	$ 187,972.49	95.00	37	22408498
1141	114955032	$ 123,408.35	95.00	37	22408423
1142	114955065	$ 123,750.00	90.00	34	22408392
1143	114955529	$ 320,626.64	95.00	37	22407932
1144	114955610	$ 30,534.56	85.00	30	22407938
1145	114955677	$ 123,227.58	90.00	34	22408078
1146	114955875	$ 161,768.51	90.00	34	22408417
1147	114956121	$ 114,819.66	92.74	36	22407933
1148	114956154	$ 122,289.34	90.00	34	22408110
1149	114956188	$ 139,500.00	90.00	34	22408111
1150	114956196	$ 148,921.86	95.00	37	22408092
1151	114956212	$ 123,660.88	90.00	34	22408199
1152	114956303	$ 124,500.00	94.32	37	22408140
1153	114956337	$ 148,400.35	90.00	34	22408286
1154	114956352	$ 148,395.18	90.00	34	22408499
1155	114956444	$ 130,070.08	90.00	34	22408411
1156	114956451	$ 382,192.60	90.00	34	22408627
1157	114956477	$ 194,750.00	95.00	37	22408383
1158	114956535	$ 117,210.29	85.00	30	22408628
1159	114956550	$ 211,500.00	90.00	34	22408539
1160	114956576	$ 151,096.47	90.00	34	22408629
1161	114956584	$ 165,488.66	90.00	34	22408540
1162	114956592	$ 109,899.58	86.61	31	22408630
1163	114956642	$ 222,853.38	89.20	33	22408079
1164	114956915	$ 161,709.13	90.00	34	22408020
1165	114957020	$ 231,893.98	85.00	30	22408541
1166	114957046	$ 132,892.05	95.00	37	22408175
1167	114957053	$ 202,863.78	81.20	27	22408356
1168	114957087	$ 208,840.17	95.00	37	22408357
1169	114957160	$ 168,735.67	100.00	40	22408542
1170	114957178	$ 198,785.71	83.26	28	22408410
1171	114957228	$ 391,178.45	90.00	34	22408543
1172	114957277	$ 170,880.50	95.00	37	22408544
1173	114957343	$ 254,825.39	85.00	30	22408240
1174	114957541	$ 365,996.77	89.99	34	22407939
1175	114957640	$ 167,000.00	100.00	40	22407934
1176	114957798	$ 377,113.28	83.52	29	22408358
1177	114957855	$ 386,750.00	85.00	30	22408080
1178	114958101	$ 176,816.99	90.00	34	22408500
1179	114958150	$ 279,000.00	90.00	34	22408501
1180	114958200	$ 319,500.00	90.00	34	22408387
1181	114958267	$ 325,850.00	95.00	37	22408631
1182	114958366	$ 161,500.00	89.72	34	22408632
1183	114958374	$ 332,999.99	90.00	34	22408633
1184	114958440	$ 133,200.00	90.00	34	22407910
1185	114958531	$ 234,000.00	90.00	34	22408361
1186	114958655	$ 277,774.36	89.68	34	22408176
1187	114958663	$ 322,834.63	90.00	34	22408359
1188	114958671	$ 384,000.00	100.00	40	22408438
1189	114958721	$ 305,000.00	84.72	30	22408467
1190	114958739	$ 297,177.42	91.54	35	22408634
1191	114958754	$ 239,780.91	84.21	29	22408635
1192	114958812	$ 163,153.75	90.00	34	22408081
1193	114958853	$ 341,783.02	89.53	33	22408241
1194	114959034	$ 118,928.65	100.00	40	22408082
1195	114959083	$ 305,393.90	98.58	40	22408141
1196	114959109	$ 158,305.99	90.00	34	22408112
1197	114959182	$ 236,432.22	90.00	34	22407994
1198	114959299	$ 176,400.53	100.00	40	22408242
1199	114959307	$ 191,573.96	90.00	34	22408243
1200	114959380	$ 151,118.26	97.00	39	22408376
1201	114959422	$ 188,707.63	100.00	40	22408177
1202	114959448	$ 190,950.00	95.00	37	22408322
1203	114959588	$ 151,906.00	95.00	37	22408545
1204	114959596	$ 314,803.20	100.00	40	22408390
1205	114959646	$ 485,135.85	90.00	34	22407962
1206	114959653	$ 500,000.00	99.01	40	22408434
1207	114959703	$ 485,000.00	88.99	33	22408052
1208	114959737	$ 535,500.00	90.00	34	22408083
1209	114959786	$ 310,512.89	100.00	40	22407963
1210	114959828	$ 129,503.81	94.98	37	22408391
1211	114959836	$ 430,000.00	100.00	40	22408084
1212	114959893	$ 413,932.57	86.30	31	22408636
1213	114959919	$ 327,029.97	85.00	30	22408404
1214	114959976	$ 484,082.85	85.00	30	22408142
1215	114960008	$ 339,060.52	90.00	34	22408244
1216	114960099	$ 357,000.00	100.00	40	22407940
1217	114960123	$ 139,500.00	90.00	34	22408200
1218	114960131	$ 414,000.00	90.00	34	22408374
1219	114960156	$ 225,903.41	94.21	37	22408468
1220	114960222	$ 152,889.03	90.00	34	22408546
1221	114960255	$ 340,000.00	90.67	34	22408637
1222	114960354	$ 413,950.00	88.07	32	22408638
1223	114960420	$ 257,245.13	95.00	37	22408547
1224	114960461	$ 118,013.54	85.00	30	22407995
1225	114960552	$ 345,343.51	90.00	34	22408502
1226	114960669	$ 183,836.07	89.76	34	22408548
1227	114961642	$ 74,477.34	90.00	34	22408503
1228	114961717	$ 146,887.95	85.00	30	22408053
1229	114961733	$ 172,714.99	88.27	33	22408054
1230	114961741	$ 184,846.85	100.00	40	22408245
1231	114961808	$ 486,000.00	90.00	34	22408021
1232	114962038	$ 498,011.20	89.00	33	22408038
1233	114962145	$ 430,641.29	90.00	34	22408549
1234	114962236	$ 460,400.00	86.54	31	22408435
1235	114962269	$ 384,728.27	100.00	40	22408378
1236	114962335	$ 453,900.00	85.00	30	22408504
1237	114962343	$ 231,000.00	100.00	40	22408323
1238	114962699	$ 118,708.24	90.00	34	22408143
1239	114962822	$ 112,021.67	95.00	37	22408639
1240	114963101	$ 149,542.08	90.00	34	22408396
1241	114963200	$ 310,266.08	90.00	34	22408246
1242	114963705	$ 109,720.93	90.00	34	22408419
1243	114964125	$ 134,714.72	90.00	34	22407911
1244	114964133	$ 389,500.00	95.00	37	22408022
1245	114964141	$ 250,000.00	100.00	40	22408093
1246	114964216	$ 260,773.13	90.00	34	22408287
1247	114964232	$ 313,000.00	100.00	40	22407996
1248	114964315	$ 417,377.62	95.00	37	22408023
1249	114964455	$ 360,732.08	95.00	37	22408640
1250	114964695	$ 500,000.00	87.72	32	22408144
1251	114964950	$ 251,559.39	95.00	37	22408641
1252	114965064	$ 182,640.41	85.00	30	22407972
1253	114965072	$ 260,924.62	90.00	34	22408003
1254	114965106	$ 317,991.69	95.00	37	22408334
1255	114965114	$ 189,999.99	95.00	37	22408055
1256	114965171	$ 191,953.09	85.00	30	22408201
1257	114965213	$ 427,198.27	90.00	34	22408113
1258	114965221	$ 446,875.58	90.00	34	22408039
1259	114965239	$ 306,000.00	90.00	34	22407973
1260	114965254	$ 166,783.80	90.00	34	22408145
1261	114965288	$ 256,118.09	90.00	34	22407935
1262	114965452	$ 218,718.95	85.00	30	22408642
1263	114965486	$ 455,668.29	95.00	37	22408178
1264	114965544	$ 477,900.00	90.00	34	22408288
1265	114965569	$ 303,900.05	90.00	34	22408324
1266	114965585	$ 411,934.74	85.00	30	22408289
1267	114965627	$ 477,000.00	90.00	34	22408643
1268	114965650	$ 540,000.00	90.00	34	22408202
1269	114965775	$ 351,000.00	90.00	34	22408505
1270	114965833	$ 144,000.00	90.00	34	22408654
1271	114965916	$ 415,442.00	90.00	34	22408550
1272	114965940	$ 320,224.62	90.00	34	22408644
1273	114965957	$ 462,984.09	100.00	40	22407997
1274	114965965	$ 327,231.99	95.00	37	22408024
1275	114966005	$ 104,475.46	85.00	30	22408203
1276	114966088	$ 386,682.77	90.00	34	22408337
1277	114966104	$ 450,597.99	95.00	37	22408025
1278	114966195	$ 474,729.52	100.00	40	22408389
1279	114966211	$ 361,035.61	85.00	30	22408645
1280	114966229	$ 318,472.86	85.00	30	22408469
1281	114966393	$ 103,410.89	90.00	34	22408146
1282	114967003	$ 76,897.31	95.00	37	22408085
1283	114967029	$ 115,117.03	90.00	34	22408204
1284	114967391	$ 155,358.05	88.35	33	22408470
1285	114967698	$ 449,000.00	89.98	34	22408179
1286	114967714	$ 356,637.75	84.00	29	22408290
1287	114967763	$ 256,000.00	95.00	37	22408335
1288	114967862	$ 76,939.93	89.53	33	22408348
1289	114967904	$ 513,000.00	90.00	34	22408040
1290	114967912	$ 103,413.47	90.00	34	22408114
1291	114967938	$ 107,914.90	90.00	34	22408147
1292	114967946	$ 89,933.54	100.00	40	22408247
1293	114967961	$ 156,750.00	95.00	37	22408115
1294	114967979	$ 137,619.12	85.00	30	22408248
1295	114967995	$ 159,824.54	84.21	29	22407912
1296	114968001	$ 156,484.57	95.00	37	22407964
1297	114968076	$ 100,728.49	90.00	34	22408116
1298	114968084	$ 130,407.89	90.00	34	22408249
1299	114968092	$ 139,864.58	87.50	32	22408117
1300	114968316	$ 137,397.96	100.00	40	22408394
1301	114968365	$ 151,900.00	100.00	40	22408041
1302	114968399	$ 161,375.26	95.00	37	22408646
1303	114968498	$ 125,914.59	90.00	34	22408205
1304	114968563	$ 139,385.42	90.00	34	22408551
1305	114968571	$ 220,737.69	100.00	40	22408291
1306	114968647	$ 184,362.80	90.00	34	22408647
1307	114968654	$ 185,148.59	95.00	37	22408648
1308	114968779	$ 202,189.33	90.00	34	22407936
1309	114968795	$ 297,279.21	85.00	30	22408086
1310	114968977	$ 449,631.13	100.00	40	22408471
1311	114969132	$ 134,900.00	100.00	40	22407974
1312	114969140	$ 121,331.81	90.00	34	22407913
1313	114969165	$ 141,075.00	95.00	37	22407998
1314	114969173	$ 348,181.87	85.00	30	22408325
1315	114969215	$ 332,235.42	95.00	37	22408292
1316	114969322	$ 276,250.00	85.00	30	22408087
1317	114969488	$ 176,297.45	90.00	34	22408250
1318	114969611	$ 159,194.19	90.00	34	22408293
1319	114969678	$ 172,658.35	90.00	34	22408180
1320	114969710	$ 158,400.00	90.00	34	22408294
1321	114969884	$ 169,898.59	85.00	30	22408649
1322	114969892	$ 175,335.87	90.00	34	22408416
1323	114969983	$ 109,589.48	85.00	30	22408552
1324	114969991	$ 256,278.73	90.00	34	22408553
1325	114970130	$ 296,800.00	100.00	40	22408650
1326	114970312	$ 247,120.30	90.00	34	22407965
1327	114970387	$ 328,180.71	90.00	34	22408326
1328	114970445	$ 344,850.00	95.00	37	22408148
1329	114970460	$ 404,248.65	82.57	28	22408149
1330	114970619	$ 413,643.55	90.00	34	22408554
1331	114970726	$ 250,602.72	83.58	29	22408088
1332	114970841	$ 429,680.87	100.00	40	22408181
1333	114970890	$ 555,357.75	95.00	37	22408206
1334	114970940	$ 420,000.00	88.42	33	22408555
1335	114971005	$ 373,273.73	90.00	34	22408651
1336	114971013	$ 472,028.72	90.00	34	22408652
1337	114996002	$ 251,427.84	95.00	37	22408768
1338	114996044	$ 332,493.56	85.00	30	22408769
1339	114996069	$ 119,934.32	88.89	33	22408770
1340	114996127	$ 381,223.97	90.00	34	22408771
1341	114996143	$ 340,000.00	85.00	30	22408772
1342	114996168	$ 352,418.47	94.13	37	22408773
1343	114996291	$ 353,221.82	83.29	28	22408774
1344	114996366	$ 159,888.21	86.49	31	22408775
1345	114996382	$ 251,748.65	90.00	34	22408777
1346	114996390	$ 455,286.41	95.00	37	22408778
1347	114996408	$ 399,601.04	84.21	29	22408779
1348	114996465	$ 250,407.52	86.48	31	22408780
1349	114996648	$ 211,350.73	90.00	34	22408781
1350	114996663	$ 346,750.00	95.00	37	22408782
1351	114996739	$ 157,060.76	85.00	30	22408783
1352	114996762	$ 96,846.96	85.00	30	22408784
1353	114996895	$ 152,868.27	85.00	30	22408889
1354	114996929	$ 419,567.39	89.55	33	22408890
1355	114996960	$ 347,988.18	90.00	34	22408891
1356	114996978	$ 107,162.80	95.00	37	22408892
1357	114997026	$ 80,951.93	94.19	37	22408893
1358	114997091	$ 129,009.55	95.00	37	22408894
1359	114997133	$ 165,573.83	85.00	30	22408895
1360	114997257	$ 324,481.02	85.00	30	22408896
1361	114997307	$ 119,000.00	85.00	30	22408897
1362	114997406	$ 427,500.00	90.00	34	22408898
1363	114997430	$ 132,060.15	90.00	34	22408899
1364	114997471	$ 136,828.23	93.20	36	22408992
1365	114998123	$ 149,353.80	95.00	37	22409069
1366	114998149	$ 143,817.59	90.00	34	22409070
1367	114998164	$ 128,058.67	95.00	37	22409071
1368	114998206	$ 193,239.47	90.00	34	22409072
1369	114998214	$ 107,850.11	83.08	28	22407850
1370	114998313	$ 229,000.00	89.80	34	22407851
1371	114998420	$ 359,390.41	90.00	34	22407852
1372	114998511	$ 344,431.64	81.18	27	22407853
1373	114998545	$ 500,000.00	89.29	33	22407854
1374	114998636	$ 431,566.84	95.00	37	22407855
1375	114998669	$ 434,250.00	90.00	34	22407856
1376	114998677	$ 239,005.61	90.00	34	22407857
1377	114998693	$ 409,500.00	90.00	34	22407858
1378	114998743	$ 326,377.83	88.38	33	22407859
1379	114998768	$ 396,000.00	90.00	34	22407860
1380	114998776	$ 341,415.19	95.00	37	22407861
1381	114998784	$ 229,042.00	90.00	34	22407862
1382	114998818	$ 233,702.77	90.00	34	22407863
1383	114998867	$ 411,980.28	94.71	37	22407864
1384	114998883	$ 255,322.99	95.00	37	22407865
1385	114998958	$ 420,902.72	90.00	34	22407866
1386	114999055	$ 188,234.99	83.00	28	22407867
1387	114999063	$ 414,000.00	90.99	35	22407868
1388	114999071	$ 163,653.36	90.00	34	22407869
1389	114999188	$ 318,250.00	95.00	37	22407870
1390	114999261	$ 233,137.48	81.93	27	22407871
1391	114999311	$ 424,608.27	85.00	30	22407872
1392	114999378	$ 306,000.00	90.00	34	22407873
1393	114999402	$ 260,823.09	90.00	34	22407874
1394	114999519	$ 490,500.00	90.00	34	22408663
1395	114999584	$ 343,487.55	85.00	30	22408664
1396	114999592	$ 412,814.26	90.00	34	22408665
1397	114999733	$ 173,675.53	83.25	28	22408666
1398	114999824	$ 387,000.00	90.00	34	22408667
1399	114999840	$ 301,500.00	90.00	34	22408668
1400	114999881	$ 454,750.00	85.00	30	22408669
1401	115000200	$ 415,638.31	84.90	30	22408670
1402	115000309	$ 206,823.51	90.00	34	22408671
1403	115000358	$ 188,861.14	90.00	34	22408672
1404	115000416	$ 324,000.00	90.00	34	22408673
1405	115000481	$ 264,778.46	88.33	33	22408674
1406	115000598	$ 274,126.65	90.00	34	22408675
1407	115000606	$ 178,282.96	85.00	30	22408676
1408	115000788	$ 315,000.00	90.00	34	22408677
1409	115000895	$ 486,250.00	87.61	32	22408678
1410	115000952	$ 246,044.38	85.00	30	22408679
1411	115000986	$ 246,500.00	85.00	30	22408680
1412	115001034	$ 347,855.84	85.00	30	22408681
1413	115001059	$ 419,120.88	91.30	35	22408682
1414	115001083	$ 306,000.00	90.00	34	22408683
1415	115001208	$ 329,400.00	90.00	34	22408684
1416	115001265	$ 180,202.64	95.00	37	22408685
1417	115001331	$ 175,496.07	95.00	37	22408686
1418	115001570	$ 237,304.94	95.00	37	22408687
1419	115001596	$ 378,000.00	90.00	34	22408688
1420	115001646	$ 62,907.77	90.00	34	22408689
1421	115002057	$ 139,308.34	90.00	34	22408690
1422	115002073	$ 111,881.48	90.00	34	22408691
1423	115002172	$ 219,745.93	89.80	34	22408692
1424	115002354	$ 165,914.84	94.86	37	22408693
1425	115002362	$ 144,297.42	85.00	30	22408694
1426	115002495	$ 145,800.00	90.00	34	22408695
1427	115002545	$ 196,987.77	90.00	34	22408696
1428	115002560	$ 163,262.05	95.00	37	22408697
1429	115002578	$ 156,638.24	95.00	37	22408698
1430	115003311	$ 148,575.04	95.00	37	22408699
1431	115003436	$ 114,794.84	90.00	34	22408700
1432	115003550	$ 140,169.31	85.00	30	22408701
1433	115003816	$ 104,316.10	90.00	34	22408702
1434	115003899	$ 165,257.26	85.00	30	22408703
1435	115003923	$ 71,180.74	95.00	37	22408704
1436	115003956	$ 238,307.03	95.00	37	22408705
1437	115003998	$ 148,539.36	85.00	30	22408706
1438	115004210	$ 125,836.04	90.00	34	22408707
1439	115004269	$ 218,320.54	95.00	37	22408708
1440	115004277	$ 223,333.28	90.00	34	22408709
1441	115004301	$ 247,131.49	99.00	40	22408710
1442	115004426	$ 134,818.03	95.00	37	22408711
1443	115004541	$ 152,801.86	90.00	34	22408712
1444	115004566	$ 161,866.56	90.00	34	22408713
1445	115004574	$ 174,862.12	100.00	40	22408714
1446	115004632	$ 106,126.55	90.00	34	22408715
1447	115004756	$ 225,773.32	86.96	32	22408716
1448	115004772	$ 135,797.11	100.00	40	22408717
1449	115004822	$ 130,887.27	82.91	28	22408718
1450	115004988	$ 249,676.78	89.61	34	22408719
1451	115005050	$ 157,287.51	89.74	34	22408720
1452	115005084	$ 151,861.98	90.00	34	22408721
1453	115005092	$ 539,100.00	90.00	34	22408722
1454	115005142	$ 126,183.30	95.00	37	22408723
1455	115005217	$ 164,720.59	91.16	35	22408724
1456	115005316	$ 328,279.13	90.00	34	22408725
1457	115005399	$ 104,138.23	90.00	34	22408726
1458	115005407	$ 512,100.00	90.00	34	22408727
1459	115005456	$ 71,204.56	95.00	37	22408728
1460	115005522	$ 119,512.74	95.00	37	22408729
1461	115005563	$ 156,663.48	95.00	37	22408730
1462	115005571	$ 220,275.80	95.00	37	22408731
1463	115005639	$ 125,916.31	90.00	34	22408732
1464	115005944	$ 184,195.84	90.00	34	22408733
1465	115005951	$ 244,460.25	85.00	30	22408734
1466	115006090	$ 148,507.83	89.98	34	22408735
1467	115006363	$ 152,801.50	89.99	34	22408736
1468	115006470	$ 237,124.64	95.00	37	22408737
1469	115006835	$ 347,340.25	90.00	34	22408738
1470	115006926	$ 171,161.71	97.91	39	22408739
1471	115007338	$ 379,734.49	95.00	37	22408740
1472	115007478	$ 157,837.48	85.00	30	22408741
1473	115007593	$ 172,900.00	95.00	37	22408742
1474	115007700	$ 184,500.00	90.00	34	22408743
1475	115007726	$ 121,417.65	90.00	34	22408744
1476	115007791	$ 136,742.18	85.00	30	22408746
1477	115007825	$ 189,617.25	90.00	34	22408747
1478	115007890	$ 207,900.13	95.00	37	22408748
1479	115007924	$ 188,849.60	90.00	34	22408749
1480	115007999	$ 154,737.36	95.00	37	22408750
1481	115008021	$ 130,409.74	89.38	33	22408751
1482	115008062	$ 112,437.90	90.00	34	22408752
1483	115008120	$ 148,352.17	90.00	34	22408753
1484	115008138	$ 159,462.59	95.00	37	22408754
1485	115008146	$ 170,863.93	90.00	34	22408755
1486	115008427	$ 143,903.18	90.00	34	22408756
1487	115008641	$ 104,194.67	90.00	34	22408757
1488	115008682	$ 141,205.00	89.71	34	22408758
1489	115008765	$ 119,517.62	90.00	34	22408759
1490	115008930	$ 530,642.99	90.00	34	22408760
1491	115009011	$ 175,263.23	90.00	34	22408761
1492	115009045	$ 107,408.11	90.00	34	22408762
1493	115009177	$ 126,664.78	87.41	32	22408763
1494	115009326	$ 417,575.04	95.00	37	22408764
1495	115009359	$ 449,295.80	90.00	34	22408765
1496	115009417	$ 316,419.29	83.36	29	22408766
1497	115009706	$ 67,923.86	85.00	30	22408767
1498	115010613	$ 331,500.00	85.00	30	22408785
1499	115010662	$ 344,733.53	85.82	31	22408787
1500	115010688	$ 153,628.47	83.24	28	22408788
1501	115010852	$ 211,330.03	90.00	34	22408789
1502	115010936	$ 170,882.68	90.00	34	22408790
1503	115010944	$ 154,819.15	81.58	27	22408791
1504	115010985	$ 313,151.42	84.76	30	22408792
1505	115011017	$ 299,555.69	85.00	30	22408793
1506	115011025	$ 242,597.66	90.00	34	22408794
1507	115011041	$ 273,423.38	95.00	37	22408795
1508	115011066	$ 275,017.79	95.00	37	22408796
1509	115011181	$ 360,483.61	97.04	39	22408797
1510	115011215	$ 335,125.96	90.00	34	22408798
1511	115011397	$ 289,000.00	85.00	30	22408799
1512	115011439	$ 178,281.85	85.00	30	22408800
1513	115011553	$ 107,933.90	90.00	34	22408801
1514	115011587	$ 134,924.71	90.00	34	22408802
1515	115011603	$ 157,139.01	85.00	30	22408803
1516	115011611	$ 301,500.00	86.14	31	22408804
1517	115011660	$ 263,261.79	85.00	30	22408805
1518	115011850	$ 261,000.00	90.00	34	22408806
1519	115011884	$ 125,657.39	85.00	30	22408807
1520	115011892	$ 153,784.10	84.62	30	22408808
1521	115011934	$ 598,555.46	84.60	30	22408809
1522	115012031	$ 267,513.48	95.00	37	22408810
1523	115012098	$ 178,039.51	90.00	34	22408811
1524	115012148	$ 203,749.40	83.27	28	22408812
1525	115012171	$ 152,994.66	85.00	30	22408813
1526	115012239	$ 217,412.74	90.00	34	22408814
1527	115012262	$ 191,759.27	93.66	36	22408815
1528	115012403	$ 233,724.13	90.00	34	22408816
1529	115012411	$ 296,777.37	90.00	34	22408817
1530	115012452	$ 246,309.23	85.00	30	22408818
1531	115012494	$ 135,000.00	90.00	34	22408819
1532	115012536	$ 159,900.00	100.00	40	22408820
1533	115012551	$ 132,899.08	95.00	37	22408821
1534	115012627	$ 116,750.67	90.00	34	22408822
1535	115012643	$ 327,455.38	89.86	34	22408823
1536	115012775	$ 203,205.97	84.79	30	22408824
1537	115012841	$ 139,170.35	85.00	30	22408825
1538	115013021	$ 162,671.62	90.00	34	22408826
1539	115013047	$ 233,691.26	90.00	34	22408827
1540	115013088	$ 179,715.51	90.00	34	22408828
1541	115013120	$ 146,805.47	90.00	34	22408829
1542	115013153	$ 132,368.78	82.36	28	22408830
1543	115013203	$ 409,978.00	94.25	37	22408831
1544	115013252	$ 186,557.92	85.00	30	22408832
1545	115013328	$ 175,721.38	90.00	34	22408833
1546	115013344	$ 427,500.00	95.00	37	22408834
1547	115013385	$ 159,493.01	83.66	29	22408835
1548	115013393	$ 145,619.05	88.36	33	22408836
1549	115013476	$ 180,175.94	95.00	37	22408837
1550	115013518	$ 135,697.66	90.00	34	22408838
1551	115013633	$ 186,029.00	95.00	37	22408839
1552	115013690	$ 179,893.18	90.00	34	22408840
1553	115013724	$ 144,901.72	88.41	33	22408841
1554	115013732	$ 135,917.61	94.44	37	22408842
1555	115013740	$ 148,374.63	90.00	34	22408843
1556	115013930	$ 251,085.75	85.00	30	22408844
1557	115013948	$ 128,938.09	95.00	37	22408845
1558	115014003	$ 273,865.61	90.00	34	22408846
1559	115014185	$ 121,365.38	90.00	34	22408847
1560	115014391	$ 264,696.72	90.00	34	22408848
1561	115014466	$ 199,316.79	90.00	34	22408849
1562	115014516	$ 116,927.29	90.00	34	22408850
1563	115014714	$ 108,300.00	95.00	37	22408851
1564	115014797	$ 400,271.95	90.00	34	22408852
1565	115014912	$ 224,831.34	90.00	34	22408853
1566	115014979	$ 113,022.91	90.00	34	22408854
1567	115014995	$ 128,087.54	95.00	37	22408855
1568	115015166	$ 168,078.52	85.00	30	22408856
1569	115015190	$ 331,979.66	95.00	37	22408857
1570	115015596	$ 359,210.11	90.00	34	22408858
1571	115015612	$ 202,125.70	85.44	30	22408859
1572	115015638	$ 278,792.94	90.00	34	22408860
1573	115015745	$ 341,730.54	90.00	34	22408861
1574	115015794	$ 304,000.00	95.00	37	22408862
1575	115015836	$ 80,047.34	90.00	34	22408863
1576	115015877	$ 302,416.80	82.56	28	22408864
1577	115015935	$ 424,755.37	95.00	37	22408865
1578	115016016	$ 373,165.62	90.00	34	22408866
1579	115016107	$ 203,977.77	95.00	37	22408867
1580	115016149	$ 318,453.34	81.73	27	22408868
1581	115016206	$ 233,452.84	90.00	34	22408869
1582	115016297	$ 256,125.66	90.00	34	22408870
1583	115016370	$ 251,640.40	95.00	37	22408871
1584	115016420	$ 449,601.04	84.91	30	22408872
1585	115016511	$ 346,231.84	90.00	34	22408873
1586	115016529	$ 259,049.76	85.00	30	22408874
1587	115016552	$ 349,718.17	83.53	29	22408875
1588	115016628	$ 211,996.05	90.00	34	22408876
1589	115016644	$ 117,922.42	100.00	40	22408877
1590	115016669	$ 112,094.56	85.00	30	22408878
1591	115016677	$ 139,287.97	85.00	30	22408879
1592	115016727	$ 79,886.69	90.00	34	22408880
1593	115016735	$ 115,803.11	95.00	37	22408881
1594	115016917	$ 382,500.00	85.00	30	22408882
1595	115016933	$ 313,200.00	90.00	34	22408883
1596	115017105	$ 208,775.82	95.00	37	22408884
1597	115017147	$ 142,340.47	95.00	37	22408885
1598	115017246	$ 133,000.00	95.00	37	22408886
1599	115017287	$ 100,277.73	90.00	34	22408887
1600	115017345	$ 103,437.30	90.00	34	22408888
1601	115017386	$ 393,620.69	95.00	37	22408900
1602	115017436	$ 101,604.55	95.00	37	22408901
1603	115017451	$ 149,787.58	87.21	32	22408902
1604	115017543	$ 175,000.00	100.00	40	22408903
1605	115017550	$ 106,947.06	85.00	30	22408904
1606	115017584	$ 261,022.86	95.00	37	22408905
1607	115017618	$ 350,000.00	83.93	29	22408906
1608	115017691	$ 104,400.00	90.00	34	22408907
1609	115017709	$ 132,525.00	95.00	37	22408908
1610	115017741	$ 262,000.00	84.79	30	22408909
1611	115017923	$ 406,649.59	85.68	30	22408910
1612	115017964	$ 135,906.87	85.00	30	22408911
1613	115018053	$ 147,523.48	90.00	34	22408912
1614	115018095	$ 80,953.88	90.00	34	22408913
1615	115018137	$ 109,543.96	85.00	30	22408914
1616	115018194	$ 383,000.00	94.57	37	22408915
1617	115018236	$ 109,924.68	84.62	30	22408916
1618	115018285	$ 135,919.29	85.00	30	22408917
1619	115018392	$ 319,819.13	90.00	34	22408918
1620	115018442	$ 169,768.78	85.00	30	22408919
1621	115018590	$ 131,304.90	90.00	34	22408920
1622	115018665	$ 157,984.76	85.00	30	22408921
1623	115018681	$ 166,352.38	87.63	32	22408922
1624	115018699	$ 123,401.72	95.00	37	22408923
1625	115018814	$ 365,205.42	95.00	37	22408924
1626	115018905	$ 374,569.69	95.00	37	22408925
1627	115019069	$ 253,232.13	95.00	37	22408926
1628	115019093	$ 331,823.56	82.10	27	22408927
1629	115019101	$ 254,550.99	85.00	30	22408928
1630	115019176	$ 318,953.66	90.00	34	22408929
1631	115019184	$ 134,858.12	81.82	27	22408930
1632	115019275	$ 242,506.66	90.00	34	22408931
1633	115019283	$ 170,767.43	87.69	32	22408932
1634	115019416	$ 242,634.55	90.00	34	22408933
1635	115019424	$ 195,358.93	85.00	30	22408934
1636	115019473	$ 445,448.80	85.00	30	22408935
1637	115019481	$ 314,383.18	90.00	34	22408936
1638	115019614	$ 125,712.26	95.00	37	22408937
1639	115019689	$ 271,530.30	82.67	28	22408938
1640	115019739	$ 320,820.82	95.00	37	22408939
1641	115019788	$ 256,102.56	95.00	37	22408940
1642	115019796	$ 124,813.88	100.00	40	22408941
1643	115019838	$ 152,860.34	85.00	30	22408942
1644	115019846	$ 135,674.35	90.00	34	22408943
1645	115019895	$ 146,896.47	85.00	30	22408944
1646	115019911	$ 440,649.09	90.00	34	22408945
1647	115019937	$ 182,943.11	90.00	34	22408946
1648	115019994	$ 212,870.18	88.88	33	22408947
1649	115020026	$ 187,959.00	95.00	37	22408948
1650	115020034	$ 213,750.00	95.00	37	22408949
1651	115020232	$ 207,000.00	90.00	34	22408950
1652	115020356	$ 139,394.38	90.00	34	22408951
1653	115020414	$ 283,500.00	90.00	34	22408952
1654	115020554	$ 204,835.14	90.00	34	22408953
1655	115020661	$ 190,000.00	95.00	37	22408954
1656	115020794	$ 119,605.69	90.00	34	22408955
1657	115021065	$ 460,428.08	95.00	37	22408956
1658	115021107	$ 259,426.34	95.03	37	22408957
1659	115021149	$ 339,353.10	85.00	30	22408958
1660	115021156	$ 426,795.73	90.00	34	22408959
1661	115021271	$ 451,026.72	80.71	26	22408960
1662	115021362	$ 445,499.71	90.00	34	22408961
1663	115021412	$ 360,527.58	85.00	30	22408962
1664	115021446	$ 64,690.81	90.00	34	22408963
1665	115021487	$ 242,638.19	90.00	34	22408964
1666	115021693	$ 75,439.76	90.00	34	22408965
1667	115021719	$ 326,398.97	85.00	30	22408966
1668	115021743	$ 193,143.73	90.00	34	22408967
1669	115021909	$ 116,825.80	90.00	34	22408968
1670	115021941	$ 256,333.06	90.00	34	22408969
1671	115021974	$ 211,113.98	90.00	34	22408970
1672	115022113	$ 373,500.00	90.00	34	22408971
1673	115022147	$ 309,504.06	90.00	34	22408972
1674	115022170	$ 154,255.53	90.00	34	22408973
1675	115022188	$ 520,576.63	95.00	37	22408974
1676	115022196	$ 154,255.53	90.00	34	22408975
1677	115022204	$ 220,171.69	90.00	34	22408976
1678	115022287	$ 386,750.00	85.00	30	22408977
1679	115022311	$ 173,720.98	95.00	37	22408978
1680	115022352	$ 273,125.00	95.00	37	22408979
1681	115022360	$ 456,565.45	90.00	34	22408980
1682	115022386	$ 445,758.62	95.00	37	22408981
1683	115022519	$ 424,615.79	85.00	30	22408982
1684	115022527	$ 355,616.58	95.00	37	22408983
1685	115022543	$ 146,658.20	95.00	37	22408984
1686	115022568	$ 422,251.43	95.00	37	22408985
1687	115022634	$ 296,510.73	90.00	34	22408986
1688	115022683	$ 410,240.32	89.35	33	22408987
1689	115022717	$ 488,396.88	95.00	37	22408988
1690	115022873	$ 408,500.00	95.00	37	22408989
1691	115022881	$ 269,554.78	90.00	34	22408990
1692	115023061	$ 328,301.00	90.00	34	22408991
1693	115023343	$ 165,989.83	95.00	37	22408993
1694	115024200	$ 112,439.81	90.00	34	22408994
1695	115024424	$ 103,348.94	90.00	34	22408995
1696	115024572	$ 148,984.42	85.26	30	22408996
1697	115024598	$ 123,242.91	90.00	34	22408997
1698	115026007	$ 133,157.62	95.00	37	22408998
1699	115026031	$ 182,026.12	90.00	34	22408999
1700	115026098	$ 275,995.00	90.00	34	22409000
1701	115026106	$ 155,502.79	81.89	27	22409001
1702	115026221	$ 337,293.43	90.00	34	22409002
1703	115026262	$ 116,935.43	90.00	34	22409003
1704	115026270	$ 126,838.23	90.00	34	22409004
1705	115026395	$ 177,860.31	90.00	34	22409005
1706	115026403	$ 54,837.25	90.00	34	22409006
1707	115026437	$ 166,801.72	95.00	37	22409007
1708	115026494	$ 135,920.94	81.88	27	22409008
1709	115026577	$ 161,301.60	95.00	37	22409009
1710	115026601	$ 130,322.50	90.00	34	22409010
1711	115026619	$ 147,043.57	95.00	37	22409011
1712	115026627	$ 117,702.31	85.00	30	22409012
1713	115026676	$ 140,014.82	85.00	30	22409013
1714	115026726	$ 148,390.89	90.00	34	22409014
1715	115026767	$ 104,239.87	95.00	37	22409015
1716	115026874	$ 165,189.09	95.00	37	22409016
1717	115026882	$ 107,951.92	83.08	28	22409017
1718	115026890	$ 270,110.00	90.00	34	22409018
1719	115026908	$ 101,584.38	95.00	37	22409019
1720	115026916	$ 148,500.00	90.00	34	22409020
1721	115026932	$ 124,912.66	89.29	33	22409021
1722	115026957	$ 142,168.54	95.00	37	22409022
1723	115027187	$ 134,685.77	85.44	30	22409023
1724	115027195	$ 271,700.00	95.00	37	22409024
1725	115027245	$ 246,556.53	95.00	37	22409025
1726	115027344	$ 255,662.24	94.81	37	22409026
1727	115027369	$ 215,720.75	90.00	34	22409027
1728	115027377	$ 224,833.02	90.00	34	22409028
1729	115027435	$ 197,658.10	90.00	34	22409029
1730	115027468	$ 204,300.00	90.00	34	22409030
1731	115027526	$ 165,774.30	89.76	34	22409031
1732	115027583	$ 324,738.30	89.04	33	22409032
1733	115027666	$ 278,554.66	90.00	34	22409033
1734	115027872	$ 191,633.67	95.00	37	22409035
1735	115028086	$ 314,203.81	83.78	29	22409036
1736	115028110	$ 202,316.94	90.00	34	22409037
1737	115028193	$ 140,140.59	85.00	30	22409038
1738	115028235	$ 151,859.90	95.00	37	22409039
1739	115028276	$ 294,236.35	95.00	37	22409040
1740	115028342	$ 176,959.40	90.00	34	22409041
1741	115028433	$ 186,145.78	90.00	34	22409042
1742	115028532	$ 208,852.49	95.00	37	22409043
1743	115028615	$ 154,757.16	95.00	37	22409044
1744	115029100	$ 112,372.75	90.00	34	22409045
1745	115029332	$ 152,904.42	90.00	34	22409046
1746	115029373	$ 99,577.74	94.10	37	22409047
1747	115029498	$ 186,666.85	83.11	28	22409048
1748	115029522	$ 114,113.55	90.00	34	22409049
1749	115029548	$ 118,613.99	95.00	37	22409050
1750	115029555	$ 179,701.12	86.54	31	22409051
1751	115029613	$ 116,097.38	95.00	37	22409052
1752	115029860	$ 181,498.14	90.00	34	22409053
1753	115029878	$ 594,238.57	85.00	30	22409054
1754	115029936	$ 113,211.71	90.00	34	22409055
1755	115030033	$ 136,611.37	85.00	30	22409056
1756	115030041	$ 599,488.45	88.89	33	22409057
1757	115030108	$ 237,069.44	95.03	37	22409058
1758	115030140	$ 143,871.08	90.00	34	22409059
1759	115030173	$ 205,853.88	90.00	34	22409060
1760	115030207	$ 335,463.67	84.00	29	22409061
1761	115030215	$ 456,000.00	95.00	37	22409062
1762	115030306	$ 415,289.70	90.00	34	22409063
1763	115030355	$ 314,538.24	90.00	34	22409064
1764	115030397	$ 106,144.95	90.00	34	22409065
1765	115030579	$ 157,398.54	90.00	34	22409066
1766	115030694	$ 173,046.79	90.00	34	22409067
1767	115030793	$ 134,906.63	90.00	34	22409068
1768	115031049	$ 125,811.47	90.00	34	22409073
1769	115031072	$ 309,709.01	85.00	30	22409074
1770	115031080	$ 172,688.68	90.00	34	22409075
1771	115031106	$ 331,310.71	90.00	34	22409076
1772	115031155	$ 125,924.45	89.36	33	22409077
1773	115031221	$ 138,613.35	89.95	34	22409078
1774	115031288	$ 501,146.04	85.00	30	22409079
1775	115031296	$ 381,325.47	90.00	34	22409080
1776	115031460	$ 322,425.68	86.13	31	22409081
1777	115031478	$ 294,095.37	95.00	37	22409082
1778	115031536	$ 381,772.25	88.95	33	22409083
1779	115031544	$ 143,774.66	90.00	34	22409084
1780	115031643	$ 285,000.00	95.00	37	22409085
1781	115031825	$ 327,938.27	90.00	34	22409086
1782	115031858	$ 339,498.80	85.00	30	22409087
1783	115031874	$ 367,048.56	94.99	37	22409088
1784	115031965	$ 460,000.00	84.40	29	22409089
1785	115031999	$ 320,995.14	85.00	30	22409090
1786	115032195	$ 321,208.73	83.64	29	22409091
1787	115032310	$ 242,975.29	90.00	34	22409092
1788	115032427	$ 348,213.77	85.00	30	22409093
1789	115032476	$ 327,697.67	83.04	28	22409094
1790	115032617	$ 183,101.69	95.00	37	22409095
1791	115032666	$ 290,000.00	100.00	40	22409096
1792	115032690	$ 235,600.00	95.00	37	22409097
1793	115032849	$ 242,819.66	90.00	34	22409098
1794	115032948	$ 172,771.69	95.00	37	22409099
1795	115033011	$ 293,027.98	85.00	30	22409100
1796	115033144	$ 103,384.29	90.00	34	22409101
1797	115033219	$ 369,000.00	87.86	32	22409102
1798	115033250	$ 339,119.12	84.93	30	22409103
1799	115033375	$ 522,067.25	85.00	30	22409104
1800	115033433	$ 416,099.17	95.00	37	22409105
1801	115033474	$ 105,856.99	84.80	30	22409106
1802	115033516	$ 229,206.30	85.00	30	22409107
1803	115033532	$ 206,826.95	90.00	34	22409108
1804	115033565	$ 329,997.73	89.19	33	22409109
1805	115033763	$ 195,228.67	85.00	30	22409110
1806	115033789	$ 598,922.75	89.55	33	22409111
1807	115033797	$ 306,000.00	90.00	34	22409112
1808	115033961	$ 370,000.00	82.22	28	22409113
1809	115033979	$ 406,000.00	94.42	37	22409114
1810	115034217	$ 362,273.00	95.00	37	22409115
1811	115034340	$ 107,765.24	90.00	34	22409116
1812	115034597	$ 140,955.33	90.00	34	22409117
1813	115035198	$ 103,385.33	90.00	34	22409118
1814	115035222	$ 102,467.35	95.00	37	22409119
1815	115035263	$ 130,236.83	90.00	34	22409120
1816	115035321	$ 201,202.54	85.00	30	22409121
1817	115035354	$ 125,949.93	90.00	34	22409122
1818	115035370	$ 191,700.00	90.00	34	22409123
1819	115035412	$ 258,586.15	90.00	34	22409124
1820	115035628	$ 123,151.62	90.00	34	22409125
1821	115035685	$ 97,694.92	85.00	30	22409126
1822	115035750	$ 360,418.04	95.00	37	22409127
1823	115035768	$ 269,678.39	89.70	34	22409128
1824	115035776	$ 268,535.49	89.97	34	22409129
1825	115035800	$ 126,995.63	81.94	27	22409130
1826	115035875	$ 104,249.16	90.00	34	22409131
1827	115035966	$ 467,056.42	85.00	30	22409132
1828	115036113	$ 147,126.90	95.00	37	22409133
1829	115036154	$ 209,640.91	100.00	40	22409134
1830	115036394	$ 148,395.19	90.00	34	22409135
1831	115036402	$ 285,000.00	100.00	40	22409136
1832	115036436	$ 178,864.47	87.32	32	22409137
1833	115036584	$ 297,000.00	90.00	34	22409138
1834	115036667	$ 303,950.03	92.67	36	22409139
1835	115036766	$ 206,694.86	90.00	34	22409140
1836	115036899	$ 481,500.00	90.00	34	22409141
1837	115037046	$ 169,676.56	85.00	30	22409142
1838	115037079	$ 142,324.94	95.00	37	22409143
1839	115037103	$ 199,500.00	84.89	30	22409144
1840	115037145	$ 230,000.00	82.14	27	22409145
1841	115037194	$ 170,595.63	87.69	32	22409146
1842	115037343	$ 269,547.26	90.00	34	22409147
1843	115037418	$ 202,066.32	95.00	37	22409148
1844	115037426	$ 102,600.00	90.00	34	22409149
1845	115037434	$ 440,273.51	90.00	34	22409150
1846	115037509	$ 248,500.00	81.48	27	22409151
1847	115037541	$ 383,000.00	87.05	32	22409152
1848	115037566	$ 305,900.00	95.00	37	22409153
1849	115037699	$ 197,262.11	95.00	37	22409154
1850	115037756	$ 224,571.27	90.00	34	22409155
1851	115037822	$ 173,850.19	84.88	30	22409156
1852	115037889	$ 316,200.00	85.00	30	22409157
1853	115037954	$ 228,000.00	95.00	37	22409158
1854	115037988	$ 148,207.66	90.00	34	22409159
1855	115038192	$ 220,000.00	88.00	32	22409160
1856	115038259	$ 231,633.32	84.36	29	22409161
1857	115038341	$ 284,834.32	95.00	37	22409162
1858	115038408	$ 228,000.00	95.00	37	22409163
1859	115038416	$ 168,979.44	95.00	37	22409164
1860	115038507	$ 118,524.07	95.00	37	22409165
1861	115038515	$ 540,000.00	90.00	34	22409166
1862	115038549	$ 292,918.28	85.00	30	22409167
1863	115038739	$ 453,632.50	85.00	30	22409168
1864	115038762	$ 404,999.99	87.10	32	22409170
1865	115038903	$ 490,490.81	90.00	34	22409171
1866	115038937	$ 290,288.33	85.00	30	22409172
1867	115039174	$ 570,000.00	82.55	28	22409173
1868	115039281	$ 429,475.53	85.00	30	22409174
1869	115039398	$ 390,617.42	85.00	30	22409175
1870	115039414	$ 100,740.79	90.00	34	22409176
1871	115039471	$ 151,778.18	95.00	37	22409177
1872	115039554	$ 229,140.86	85.00	30	22409178
1873	115039562	$ 189,719.81	88.33	33	22409179
1874	115039570	$ 202,450.00	90.00	34	22409180
1875	115039703	$ 164,150.00	95.00	37	22409181
1876	115039869	$ 499,639.93	87.87	32	22409182
1877	115039935	$ 377,480.66	90.00	34	22409183
1878	115040321	$ 139,392.26	90.00	34	22409184
1879	115040347	$ 142,393.18	95.00	37	22409185
1880	115040396	$ 148,357.73	90.00	34	22409186
1881	115040594	$ 146,509.44	100.00	40	22409187
1882	115040602	$ 365,441.21	95.00	37	22409188
1883	115040610	$ 225,895.60	95.00	37	22409189
1884	115040792	$ 215,577.03	90.00	34	22409190
1885	115040800	$ 297,555.97	90.00	34	22409191
1886	115040834	$ 142,780.63	89.38	33	22409192
1887	115040859	$ 354,033.98	90.00	34	22409193
1888	115040883	$ 254,655.96	95.15	37	22409194
1889	115040917	$ 205,817.68	95.00	37	22409195
1890	115041105	$ 166,303.71	90.00	34	22409196
1891	115041121	$ 317,874.79	95.00	37	22409197
1892	115041188	$ 198,046.50	87.00	32	22409198
1893	115041204	$ 210,268.13	90.00	34	22409199
1894	115041238	$ 184,299.79	90.00	34	22409200
1895	115041329	$ 166,849.03	86.53	31	22409201
1896	115041493	$ 313,283.16	95.00	37	22409202
1897	115041519	$ 113,921.82	94.21	37	22409203
1898	115041535	$ 100,181.75	85.00	30	22409204
1899	115041543	$ 242,047.48	95.00	37	22409205
1900	115041550	$ 127,805.57	87.67	32	22409206
1901	115041568	$ 379,439.83	86.36	31	22409207
1902	115041592	$ 154,842.03	88.57	33	22409208
1903	115041782	$ 93,935.65	95.00	37	22409209
1904	115041816	$ 289,460.81	95.00	37	22409210
1905	115041824	$ 189,000.00	90.00	34	22409211
1906	115041931	$ 112,345.13	83.33	28	22409212
1907	115041998	$ 123,330.32	95.00	37	22409213
1908	115042004	$ 175,500.00	90.00	34	22409214
1909	115042012	$ 252,000.00	90.00	34	22409215
1910	115042038	$ 114,216.02	90.00	34	22409216
1911	115042160	$ 101,886.98	85.00	30	22409217
1912	115042608	$ 222,936.42	95.00	37	22409218
1913	115042749	$ 362,379.27	84.42	29	22409219
1914	115042962	$ 182,610.78	95.00	37	22409220
1915	115043044	$ 121,500.00	90.00	34	22409221
1916	115043051	$ 103,459.75	90.00	34	22409222
1917	115043150	$ 101,940.46	85.00	30	22409223
1918	115043168	$ 201,311.85	95.00	37	22409224
1919	115043580	$ 112,367.36	90.00	34	22409225
1920	115043630	$ 136,663.87	85.00	30	22409226
1921	115043648	$ 227,327.13	94.77	37	22409227
1922	115043978	$ 149,609.86	95.00	37	22409228
1923	115044034	$ 386,211.91	95.00	37	22409229
1924	115044042	$ 233,186.98	85.00	30	22409230
1925	115044075	$ 213,205.63	88.71	33	22409231
1926	115044307	$ 369,000.00	90.00	34	22409232
1927	115044422	$ 116,101.16	83.12	28	22409233
1928	115044562	$ 300,793.14	85.00	30	22409234
1929	115044612	$ 114,240.67	85.00	30	22409235
1930	115044703	$ 292,500.00	90.00	34	22409236
1931	115044885	$ 377,169.89	90.00	34	22409237
1932	115044901	$ 156,898.91	85.00	30	22409238
1933	115044919	$ 318,166.59	85.00	30	22409239
1934	115045031	$ 219,580.81	85.00	30	22409240
1935	115045122	$ 227,978.85	90.00	34	22409241
1936	115045304	$ 141,871.39	85.00	30	22409242
1937	115045312	$ 139,621.28	84.85	30	22409243
1938	115045684	$ 350,000.00	87.50	32	22409244
1939	115045700	$ 386,033.33	90.00	34	22409245
1940	115045775	$ 164,697.99	82.50	28	22409246
1941	115045791	$ 334,217.92	90.00	34	22409247
1942	115045973	$ 161,647.79	90.00	34	22409248
1943	115046005	$ 563,865.68	85.00	30	22409249
1944	115046021	$ 395,243.89	90.00	34	22409250
1945	115046070	$ 359,402.32	85.00	30	22409251
1946	115046088	$ 394,319.41	85.00	30	22409252
1947	115046096	$ 273,699.24	91.50	35	22409253
1948	115046153	$ 269,248.98	90.00	34	22409254
1949	115046203	$ 348,969.49	87.50	32	22409255
1950	115046377	$ 422,750.00	95.00	37	22409256
1951	115046393	$ 237,492.81	85.00	30	22409257
1952	115046633	$ 351,788.14	85.00	30	22409258
1953	115046708	$ 298,907.95	95.00	37	22409259
1954	115046724	$ 295,400.00	94.98	37	22409260
1955	115046898	$ 116,774.64	90.00	34	22409261
1956	115047250	$ 190,896.33	85.00	30	22409262
1957	115047342	$ 253,284.64	90.00	34	22409263
1958	115047359	$ 378,900.00	90.00	34	22409264
1959	115047573	$ 304,000.00	95.00	37	22409265
1960	115047607	$ 279,568.97	85.00	30	22409266
1961	115047912	$ 124,585.75	92.59	36	22409267
1962	115047920	$ 112,203.89	89.99	34	22409268
1963	115048019	$ 156,797.93	85.00	30	22409269
1964	115048068	$ 216,308.64	85.00	30	22409270
1965	115048100	$ 310,186.16	90.00	34	22409271
1966	115048167	$ 201,986.70	84.73	30	22409272
1967	115048357	$ 192,899.41	84.13	29	22409273
1968	115048365	$ 226,844.45	89.29	33	22409274
1969	115048415	$ 245,777.58	85.00	30	22409275
1970	115048449	$ 197,509.29	90.00	34	22409276
1971	115048613	$ 308,527.90	81.42	27	22409277
1972	115048712	$ 207,477.16	83.20	28	22409278
1973	115048902	$ 352,262.86	85.00	30	22409279
1974	115049025	$ 560,780.61	90.00	34	22409280
1975	115049272	$ 206,313.97	90.00	34	22409281
1976	115049462	$ 137,093.77	88.69	33	22409282
1977	115049652	$ 223,704.47	88.89	33	22409283
1978	115049967	$ 113,792.92	95.00	37	22409284
1979	115050437	$ 102,552.64	90.00	34	22409285
1980	115050940	$ 135,847.73	85.00	30	22409286
1981	115051153	$ 273,500.00	86.83	31	22409287
1982	115051161	$ 330,600.00	95.00	37	22409288
1983	115051203	$ 278,792.94	90.00	34	22409289